Exhibit 10.3

LEASE DEED

THIS LEASE DEED (‘Lease Deed’) is made at Gurgaon on this      day of              2012.

BY AND BETWEEN

M/s DLF Cyber City Developers Limited, a Public Limited Company incorporated under the Companies Act, 1956 and having its registered office at 10th Floor, DLF Gateway Tower, ‘R’ Block, DLF City Phase-Ill, Gurgaon – 122002 (hereinafter referred to as “THE LESSOR” which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include M/s DLF Cyber City Developers Limited and its successors and assigns) acting through its authorized signatories, Mr. Ramesh Sanka and Mr. Amit Grover vide Board Resolution dated 27.07.2010 of the First Part.

AND

M/s Cvent India Private Limited, a company incorporated under the Companies Act, 1956 and presently having its registered office in India at H – 89, Naraina Vihar, New Delhi – 110028 (hereinafter referred to as ‘THE LESSEE’ which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include M/s Cvent India Private Limited and its successors) having Permanent Account Number AACCC7670F, and Tax Deduction and Collection Account Number (TAN)                      acting through its authorized signatory Mr. Saurabh Singh vide Board Resolution dated 10.11.2009 of the Second Part.

(Both THE LESSOR and THE LESSEE are collectively referred to as “the Parties”)

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A.

WHEREAS M/s DLF Limited (earlier known as DLF Universal Limited) and M/s. DLF Housing and Construction Limited, companies incorporated under the Companies Act, 1956, having their registered offices at 3rd floor, Shopping Mall, Arjun Marg, Phase – I, DLF City, Gurgaon, Haryana owned an undivided plot of land (as shown in plan attached) in Phase – II, DLF City, Tehsil and District Gurgaon, more fully described in Annexure – III (a) (hereinafter referred to as the “said Plot”) reserved and approved for office use pursuant to the layout plan approved by Director, Town and Country Planning Department, Government of Haryana, Chandigarh under the Haryana Development and Regulation of Urban Areas Act, 1975;

B.	AND WHEREAS DLF Limited (earlier known as DLF Universal Limited) then was in the process of constructing multi – storied buildings on the said Plot and on January 7, 2004, M/s. DLF Limited (earlier known as DLF Universal Limited) and M/s. DLF Housing & Construction Limited brought the undivided ownership of the said Plot along with constructions made thereon in the common stock of the partnership firm, namely, M/s. DLF Cyber City on January 7, 2004 vide a Memorandum of Partnership executed on January 27, 2004;

C.	AND WHEREAS the said Plot along with constructions made thereon ceased to be the property of M/s. DLF Limited (earlier known as DLF Universal Limited) and M/s. DLF Housing and Construction Limited and became the absolute property of the partnership firm ‘DLF Cyber City’ on January 7, 2004;

D.

AND WHEREAS the said “DLF Cyber City” a partnership firm has been converted into a public limited company viz. DLF Cyber City Developers Limited under Part – IX of the Companies Act, 1956 w.e.f. 2nd March, 2006.

E.	AND WHEREAS the said plot along with constructions made thereon became the absolute property of the company viz. DLF Cyber City Developers Limited on 2nd March, 2006.

F.	AND WHEREAS THE LESSOR is constructing/has constructed multi-storied buildings comprising of Three towers namely A, B & C with basements named as DLF Building No. 10 DLF Cyber City, DLF Phase – II, Gurgaon, (hereinafter referred to as “the said Building”) prescribed use whereof is offices with basements for parking and services in accordance with the building plans as approved by the Director, Town & Country Planning Department, Government of Haryana, Chandigarh;

G.	AND WHEREAS, THE LESSOR is seized and possessed of the said Plot and the said Building constructed /under construction thereon and is competent to lease office space in the said Building on the said Plot.

H.	AND WHEREAS based on the above representations made by THE LESSOR and after due inspection and verification of the said Plot, said Building, approved building plans, ownership record of the said Plot, said Building and other documents relating to the title, competency and all other relevant details, THE LESSEE is satisfied in all respects with regard to the right, title and authority of THE LESSOR to enter into this Lease Deed.

I.

AND WHEREAS THE LESSOR and THE LESSEE had entered into the Lease Deed dated 13th January, 2010 (“earlier lease”) for a period of 3 Years commencing from 1st December, 2009, for an aggregate Super Built up area of 27,395 Sq. ft. (2,545.070 sq. mtrs) in Tower C on 15th Floor (as detailed in Annexure IV) in the said Building (hereinafter referred to as “Demised Premises”).

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J.

AND WHEREAS aforesaid lease deed is due to expire on 30th November, 2012 and THE LESSEE has approached THE LESSOR to renew the lease and THE LESSOR has agreed to renew the earlier lease w.e.f 1st December, 2012 as per detailed terms stipulated in this Lease Deed and Annexures I to XII annexed hereto.

K.	AND WHEREAS as and when THE LESSOR permits THE LESSEE to carry out the additional interior works in the Demised Premises, THE LESSEE confirms that it shall carry out, implement and execute all additional interior works/designs of the Demised Premises in compliance/adherence with the approval/ guidelines issued by THE LESSOR from time to time for carrying out such additional interior works in the Demised Premises and also during the Lease Tenure. THE LESSEE further confirms that it has obtained all pre-requisite sanctions, approvals, licenses, from all the Statutory/Competent Authorities, which may be necessary for carrying on its business operations in the Demised Premises. Upon assurances of THE LESSEE that it shall strictly abide by the covenants contained in this Lease Deed, THE LESSOR has agreed to renew the earlier lease of the Demised Premises on the terms and conditions recorded herein.

THE LESSEE shall intimate, in writing, the completion of the additional interior works to THE LESSOR and the Building Manager along with a certificate that the interior works have been carried out by THE LESSEE as per the drawings approved by THE LESSOR. THE LESSOR shall have the option and right to inspect and verify the same.

L.	AND WHEREAS THE LESSEE confirms that it is executing this Lease Deed with full knowledge of all the laws, bye-laws, rules, regulations, notification etc. which are applicable to use of the Demised Premises.

M.	On THE LESSEE’s behalf, Mr. Saurabh Singh has negotiated the Lease Deed through signatory of this Lease Deed/ Legal counsel/ Advocate namely .

On THE LESSOR’S behalf, the Lease Deed has been negotiated through, Mr. Amit Grover, Director-Offices.

N.	AND WHEREAS both the Parties have agreed to enter into this Lease Deed on the terms and conditions stipulated in this Lease Deed and Annexures I to XII annexed hereto:

NOW THEREFORE IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:-

1.

THE LESSOR hereby leases out to THE LESSEE and THE LESSEE takes on lease from the Lease Commencement Date i.e. 1st December 2012 (as specified in Annexure – II), office space admeasuring an aggregate super built up area of 2,545.070 sq. mtrs (27,395 sq. ft.) on a portion of 15th Floor in Tower C (as shown in Annexure III(b) in Building No. 10, DLF Phase – II, DLF Cyber City, Gurgaon as more detailed in Annexure – II (Demised Premises), the area calculations for which are defined in Annexure – IV to this Lease Deed, and also obtains the right to use only the common areas in the said Building/said Plot to be used by THE LESSEE together with other occupants in the said Building and the right to park cars in terms of this Lease Deed, in the car /two wheeler parking spaces earmarked in the basement(s)/ stilt/ surface/ mechanical car /two wheeler parking spaces by THE LESSOR.

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2.	The rent and car /two wheeler parking space charges as specified in this Lease Deed shall commence from the Date of Rent Commencement as specified in Annexure – II.

The maintenance and other charges as specified in this Lease Deed shall commence from the Date of Lease Commencement as specified in Annexure – II.

Façade signage charges, if any shall commence from Date of Lease Commencement or the date on which the facade signage has been taken up by THE LESSEE.

The detailed calculations of rent, car /two wheeler parking space charges & security deposits payable by THE LESSEE during the period of this lease are given in Annexure – V to this Lease Deed.

3.	THE LESSEE can terminate the Lease Deed, without cause, at any time during the lease period by giving prior notice in writing or payment of rent and other dues in lieu of the notice to THE LESSOR as per the notice period mentioned in Annexure – II.

THE LESSEE agrees that if THE LESSOR is constrained by the acts of THE LESSEE which involve breaches / defaults of the Lease Deed or if THE LESSEE or its bankers have dishonoured the cheques made in payment of various sums due under the Lease Deed, and if THE LESSEE fails to rectify the breach/default within 36 working hours of such breach/default; in that case THE LESSOR will have a right to terminate this Lease Deed and claim outstanding arrear of rent, maintenance charges, car /two wheeler parking charges, signage charges, if any, taxes and other charges payable under the Lease Deed and THE LESSEE hereby undertakes to pay the said sums without any demur or protest whatsoever and will not raise any claims or disputes in this regard.

THE LESSOR’S right of terminating this Lease Deed shall be as contained in this Clause and Clause 58 of the Annexure – I appended to the Lease Deed.

4.	THE LESSEE agrees, that in consideration of THE LESSOR granting the right to use car/two wheeler parking spaces as mentioned in Annexure – II earmarked in the basement(s)/stilt/surface/mechanical car /two wheeler parking spaces (plan attached as Annexure – VII to this Lease Deed) to perform all its obligations under this Lease Deed pertaining to use of car/ two wheeler parking spaces.

5.	THE LESSEE shall have an option to renew the Lease Deed for such term(s) as mentioned in Annexure – II by giving advance notice in writing six (6) months’ prior to the expiry of the first term of the Lease Deed and further prior to the expiry of the second term of Lease Deed. THE LESSOR may pursuant to the notice of renewal received by THE LESSOR, execute and cause the renewed Lease Deed to be registered, at the cost of THE LESSEE, and the renewed Lease Deed shall be, to the extent possible, on the same lines hereof except only that the rent (and correspondingly, the security deposits, car/ two wheeler parking charges and signage charges, if any) shall be enhanced as mentioned in Annexure – II. Subject to clauses contained herein, till the time Lease Deed is renewed THE LESSEE will continue to pay rental at escalated rate and THE LESSOR will send the invoices at such escalated rate.

6.	Within 15 days of THE LESSEE paying all its dues under this Lease Deed and delivering peaceful, vacant and physical possession of the Demised Premises on or before the last day of the validity of the Lease Deed, THE LESSOR shall refund all the refundable security deposits without any interest thereon under this Lease Deed deposited by THE LESSEE only after adjusting outstanding dues, if any.

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In case of delay by THE LESSOR in refunding the Interest Free Refundable Security Deposits, THE LESSEE shall be entitled to retain possession of the Demised Premises without use and without payment of rent and other charges for such period of delay.

7.	The Lease Deed alongwith the Annexures annexed hereto constitutes the entire agreement between the Parties and revokes and supersedes all previous discussions written or oral, correspondence, MOU and/or any deeds between the Parties. This Lease Deed shall not be changed or modified except by written amendment duly agreed and signed by the Parties.

8.	The original Lease Deed duly executed and registered in terms of this Lease Deed shall be retained by THE LESSOR and copy of the same certified to be a true copy will be provided to THE LESSEE by THE LESSOR. The original Lease Deed shall be produced by THE LESSOR as and when required by THE LESSEE.

9.	Failure of either Party to enforce at any time or for any period of time the provisions hereof shall not be construed to be waiver of any provisions or of the right thereafter to enforce each and every provision hereof.

10.	THE LESSOR shall not be held responsible for any consequences or liabilities under this Lease Deed if it is prevented in performing its obligations under the terms of this Lease Deed by reason of laws or regulations, action by any local body or authority, local or otherwise, riots, insurrection, war, terrorist action, acts of God and unforeseen circumstances beyond its control. The performance of THE LESSOR’S obligation under this Lease Deed shall be subject to the regular payment of rent including other payments as stipulated in this Lease Deed.

11.	The disputes or differences between THE LESSOR and THE LESSEE pertaining to performance of the terms and conditions of this Agreement shall be settled amicably within 15 days through consultation between the Parties. Thereafter, if the Parties have failed to reach an amicable settlement on the disputes or differences in respect of performance of this Agreement, such disputes or differences shall be submitted to Arbitration for final adjudication. The arbitration proceedings shall be held at Gurgaon.

Reference to arbitration shall be in accordance with the provisions of the Arbitration and Conciliation Act 1996 and/or any statutory modifications thereto by an Arbitral Tribunal consisting of three arbitrators. Each Party shall appoint its nominee arbitrator and both the appointed nominee arbitrators shall appoint third arbitrator, who shall be the Presiding Arbitrator. If the nominee arbitrators fail to reach a consensus on the Presiding Arbitrator, the parties shall approach the Court for appointment of a Presiding Arbitrator.

To invoke the arbitration clause, THE LESSEE must have paid all the pending rentals, maintenance and other charges as per the Lease Deed. During the arbitration proceedings, both THE LESSEE and THE LESSOR shall continue to fulfill their obligations under the Lease Deed.

The Civil Courts at Gurgaon and Punjab and Haryana High Court at Chandigarh, alone shall have jurisdiction for the purposes of this agreement.

12.	That this Lease Deed and the rights and obligations of the Parties under or arising out of this Lease Deed be construed and enforced in accordance with the laws of India.

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The terms and conditions agreed between THE LESSOR and THE LESSEE containing interalia a) covenants and conditions to be observed and performed by THE LESSEE, and b) covenants and conditions to be observed and performed by THE LESSOR, are as per Annexures I to XII of this Lease Deed. These Annexures I to XII shall form an integral part of this Lease Deed and shall be binding on THE LESSOR and THE LESSEE.

THE LESSOR M/s DLF Cyber City Developers Limited through its Authorized Signatories Mr. Ramesh Sanka and Mr. Amit Grover authorized to execute Lease Deeds etc. has executed this Lease Deed. This Lease Deed will be presented for registration before the Registering Authority and got registered by Mr. Jasmer Singh S/o Mr. Balwant Singh R/o C-68, Indira Enclave, Neb Sarai, New Delhi 110068, who has been authorized vide Resolution dated 26.04,2006 of THE LESSOR to appear before the Registering Authority and present for registration, acknowledge and get registered the Deed executed by Mr. Ramesh Sanka and Mr. Amit Grover on behalf of THE LESSOR.

IN WITNESS WHEREOF the Parties hereto have set their hands to these presents on the day, month and year first and above mentioned.

THE LESSOR:

SIGNED AND DELIVERED on behalf of the above named DLF Cyber City Developers Limited acting through Mr. Ramesh Sanka and Mr. Amit Grover, it’s Authorized Signatories:

In the presence of:

WITNESSES:	For and on behalf of DLF Cyber City Developers Ltd.

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/s/ Ramesh Sanka /s/ Amit Grover
(Ramesh Sanka) & (Amit Grover) AUTHORIZED SIGNATORIES
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THE LESSEE:

SIGNED AND DELIVERED on behalf of the above named Cvent India Private Limited acting through Mr. Saurabh Singh, its Authorized Signatory:

In the presence of

WITNESSES
1		For and on behalf of Cvent India Private Limited
Senior Manager – HR

2.		/s/ Saurabh Singh (Saurabh Singh) AUTHORIZED SIGNATORY
Director Sales Ops CVENT

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ANNEXURES

I	–	Detailed Terms and Conditions between THE LESSOR and THE LESSEE

II	–	Commercial Terms and Conditions

III (a)	–	Description of the Plot

III (b)	–	Description of the Floor Plan

IV	–	Super Built-up area calculations

V	–	Statement of rent, Interest Free Refundable Security Deposit, Interest Free Refundable Maintenance Security Deposit and Car/ Two Wheeler parking space charges paid/payable by THE LESSEE to THE LESSOR during the lease period.

VI	–	Monthly Maintenance and service expenditure (Indicative)

VII	–	Car/ Two Wheeler parking spaces earmarked for use by THE LESSEE

VIII	–	Tentative Building Specifications

IX	–	THE LESSEE’S responsibility during interior fit-outs work, additions/modifications/alterations of interior works and during the Lease Tenure/Lease Renewal and operations during the lease period/ lease renewal

X (a)	–	Charges for Power

X (b)	–	Charges for Maintenance

XI	–	Merger / Amalgamation Undertaking

XII	–	Electronic Clearing System Activation form

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ANNEXURE – I

TERMS AND CONDITIONS FORMING AN INTEGRAL PART OF THE LEASE DEED DATED                      BETWEEN M/s DLF CYBER CITY DEVELOPERS LIMITED AND M/s CVENT INDIA PRIVATE LIMITED. WHILE NOT DEROGATING FROM THE MUTUAL PROMISES SET OUT THEREIN:

TERMS AND CONDITIONS

1.	THE LESSOR shall charge and THE LESSEE shall pay an initial bare shell rent of Rs.60.95/- (Rupees Sixty and Paise Ninety Five Only) per sq. ft. per month as detailed in Annexure – II on the super built – up area of the Demised Premises to be paid fully without any and all deductions whatsoever save and except the deduction of tax at source, if applicable. The liability towards payment of Service Tax and other taxes as applicable on monthly rents shall be borne by THE LESSEE.

2.

THE LESSEE shall pay to THE LESSOR or its nominees/permitted assigns, by cheque / bank draft/wire transfer payable as detailed in Annexure II of this Lease Deed the rent and all other sums payable under this Lease Deed. Payments to be done as per Annexure XIII (as required). In case the Rent Commencement Date is other than the first of the month, in such case THE LESSEE shall pay Rent and other sum payable under the lease Deed in advance for the portion of the month i.e. from the Rent Commencement Date to last day of the month and also for the following month. Thereafter the rent and all other sums payable under this Lease Deed shall be paid on the 1st day of each calendar month (due date) but not later than the 7th day, in advance for the month in respect of which such sums are payable.

3.

The rent is exclusive of all the taxes. In addition to the rent payable for the Demised Premises as stipulated in this Lease Deed, THE LESSEE shall also be liable to bear and pay on its sole account the entire part of any and all levies, duties, taxes on Demised Premises, land and building, charges, rates, cesses, fees, wealth-tax, penalties thereof etc. imposed/demanded by the Central or the State Government / any local body and/or other authorities and all increases and/or fresh impositions thereof as applicable and attributable to the said Plot / said Building / Demised Premises on lease with them on a pro rata basis as determined for the Demised Premises and supported with the relevant documents on and from the 1st December, 2009.

THE LESSEE shall also be liable to fulfill any and all procedural requirements as may be prescribed by the Central or the State Government/any local body/all other authorities in connection with the subject matter hereof.

4.	In the event, any such fresh imposition and/or increase as stated above in Clause 3 hereof is levied retrospectively, the liability of THE LESSEE shall relate only to the period on and from 1st December, 2009. The said amount shall be paid separately by THE LESSEE to THE LESSOR as indicated below in terms of this Lease Deed. All such fresh impositions and/or increases as above stated shall be paid by THE LESSEE to THE LESSOR within fifteen (15) days of written demand by THE LESSOR to THE LESSEE, giving details thereof duly supported with copies of the relevant documents, if any, from the Central or State Government/local body / any and all authorities, as the case may be. In the event any and all such levies, duties, taxes on property, charges, rates, cesses, fees, wealth-tax, penalties etc., referred to above and/or such fresh imposition and/or increase is payable by THE LESSEE directly to the Central or State Government/local body/any and all authorities as the case may be, THE LESSEE shall pay the same directly immediately upon the same becoming due. Any default made by THE LESSEE in complying with the terms of the clause under reference and clause 3, shall be entirely at the costs and consequences of THE LESSEE and THE LESSEE shall be liable for payment/s of penalties, outstanding dues arising therefrom.

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5.	Power/ Electricity and Power back-up Charges:

THE LESSEE shall pay by due date the bills for consumption of power/ electricity in the Demised Premises as recorded in the meters or as demanded by THE LESSOR or its nominees or assigns including DLF Utilities Limited (“DUL”). The power/ electricity for the Demised Premises during interior works/lease tenure shall be supplied from Grid/Utility Companies. However, in case of non availability of power/ electricity from grid/utility companies, THE LESSOR shall provide THE LESSEE with back-up power from their diesel/gas based generators. The charges for such power/ electricity and back- up power will be as per Annexure X (a).

A separate meter for recording power/ electricity consumption in the Demised Premises has already been provided by THE LESSOR for the supply of power/ electricity from normal grid/utility companies subject to availability of such power/ electricity. The cost of such meter shall be borne by THE LESSEE.

A separate meter has already been provided by THE LESSOR for recording consumption of power in the Demised Premises supplied through the back-up power. The cost of such meter shall be borne by THE LESSEE.

Water Charges: THE LESSEE shall pay by due date the bills for consumption of water in the Demised Premises as recorded in the meters or as demanded by THE LESSOR or its nominees or assigns including DUL.

A separate meter for recording water consumption shall be provided in the Demised Premises by THE LESSOR. The cost of such meter including any deposit required shall be borne by THE LESSEE.

In case of there being common meter(s) for common areas of the said Building for recording the consumption by THE LESSEE jointly with the other tenants or occupants of the said Building, THE LESSEE shall pay the proportionate cost of water calculated on the super built-up area of the Demised Premises.

6.	Maintenance Charges: At present various maintenance services, facilities and amenities within the said Plot / said Building/Demised Premises and civic amenities in the said Complex where the Demised Premises/said Building are located are being maintained by THE LESSOR or DUL, or any of the nominees/ assigns of THE LESSOR. Maintenance services are as set out in Annexure – VI to this Lease Deed, charges of which are payable to THE LESSOR or DUL or any other nominees / assigns of THE LESSOR by THE LESSEE as per bills raised by THE LESSOR or DUL or any of its nominees/assigns.

The maintenance charges for normal office hours/extra office hours/ 24*7 operations excluding Public and National Holidays shall be calculated at 1.2 times the actual expenditure being incurred payable from the Lease Commencement Date/Date of Occupation, whichever is earlier. The maintenance charges will be as per Annexure X (b).

Maintenance services on Public and National Holidays can only be provided if THE LESSEE gets the requisite approval from the local administration/ competent authority(ies) and not otherwise.

The maintenance charges shall be subject to deduction of Income Tax at source as applicable, from time to time. Additional charges towards Service Tax (es) and other taxes as applicable on maintenance charges, shall also be payable by THE LESSEE.

On completion of the financial year, THE LESSOR/its nominees will provide THE LESSEE audited certificate of expenditure towards Maintenance Charges incurred during the said financial year. Any under-recovery by THE LESSOR/its nominees shall become payable by THE LESSEE to THE LESSOR /its nominees and any over-recovery by THE LESSOR/its nominees shall become refundable by THE LESSOR/its nominees to THE LESSEE.

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7.	THE LESSEE agrees that, in consideration of THE LESSOR granting lease and THE LESSEE in consideration of taking on lease the Demised Premises and due performance of all its obligations stipulated in this Lease Deed, THE LESSEE shall pay and always maintain with THE LESSOR during the entire term of this Lease Deed, an Interest Free Refundable Security Deposit (“Interest Free Refundable Security Deposit”) for an amount as mentioned in Annexure – II.

8.	THE LESSEE has under the earlier lease already paid an amount as mentioned in Annexure II, as the Interest Free Refundable Security Deposit. The amount as mentioned in Annexure – II, being the escalated amount of the Interest Free Refundable Security Deposit shall be paid by THE LESSEE simultaneous with the signing of this Lease Deed.

In case of delay by THE LESSOR in refunding the Interest Free Refundable Security Deposit, THE LESSEE shall be entitled to retain possession of the Demised Premises without use and without payment of rent and other charges for such period of delay.

9.	Upon increase in rent as mentioned in Annexure – II, the aforesaid Interest Free Refundable Security Deposit shall automatically stand increased proportionately as mentioned in Annexure – II. The increased amount of Interest Free Refundable Security Deposit shall be paid by THE LESSEE along with the rent due for the month succeeding the month in which the term of the Lease Deed is renewed.

10.	The entire amount paid by THE LESSEE as Interest Free Refundable Security Deposit during the lease period shall be kept by THE LESSOR which shall be refunded by THE LESSOR to THE LESSEE without any interest within 15 days of THE LESSEE surrendering peaceful, vacant and physical possession of the Demised Premises in bare shell condition on expiry or earlier termination of this Lease Deed, if any and subject to adjustment or deduction of arrears of rent, charges and any other dues, if any, due and payable under this Lease Deed or as renewed from time to time.

11.	THE LESSEE has under the earlier lease already paid to THE LESSOR an amount as mentioned in Annexure – II as Interest Free Refundable Maintenance Security Deposit for 24*7 operations basis during the lease tenure/ renewed lease tenure. In the event, THE LESSEE opts for Normal Office Hour Operations, THE LESSEE will intimate THE LESSOR of such change in operation hours. The Interest Free Maintenance Security Deposit shall be refunded to THE LESSEE within 15 days of surrendering peaceful, vacant and physical possession of the Demised Premises in bare shell condition and after adjustment of any amount due from THE LESSEE on account of maintenance and other charges under this Lease Deed and after making adjustments, deductions or reimbursement for any damages suffered by THE LESSOR on account of any default or breach of any obligation by THE LESSEE under this Lease Deed.

In case of delay by THE LESSOR in refunding the Interest Free Refundable Maintenance Security Deposit, THE LESSEE shall be entitled to retain possession of the Demised Premises without use and without payment of rent and other charges for such period of delay.

12.	During the lease period, THE LESSEE may terminate the lease by giving six (6) months’ prior notice in writing to THE LESSOR or by payment of proportionate equivalent rent, car/ two wheeler parking space charges, signage charges, if any, maintenance charges, taxes and all other charges / sums stipulated under this Lease Deed in lieu of the notice period stipulated herein. Upon the expiry of six (6) months from the date of notice, as aforesaid, the lease shall stand terminated and THE LESSEE shall be liable to pay to THE LESSOR the entire rent, car/ two wheeler parking charges, maintenance charges, other charges, taxes etc. as set out in this Lease Deed for the period upto the date of vacation of the Demised Premises and handing over vacant, peaceful and physical possession of the Demised Premises.

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That upon the expiry of lease or renewed lease as mentioned in Annexure – II or upon expiry or earlier termination during the initial lease period or renewed period as stipulated above, this Lease Deed will expire and come to an end and THE LESSEE shall pay to THE LESSOR for the period of occupation of the Demised Premises till the date of vacation of the Demised Premises, the entire rent, car/ two wheeler parking space charges, maintenance charges, other charges, taxes etc. as set out in this Lease Deed and till handing over vacant, peaceful and physical possession of the Demised Premises. If THE LESSEE fails to pay as aforesaid and hand over vacant, peaceful and physical possession of the Demised Premises on the date of expiry of the last day of lease as contained in this paragraph or termination by THE LESSOR for breach of terms and conditions contained in the Lease Deed, THE LESSEE agrees to pay to THE LESSOR additional rent calculated @ Rs.1,66,972/- (Rupees One Lacs Sixty Six Thousand Nine Hundred and Seventy Two only) per day for occupation of the Demised Premises by THE LESSEE along with normal lease rentals and in such an event THE LESSEE hereby authorizes THE LESSOR to withhold without any interest the refund of all the refundable security deposits lying with THE LESSOR. THE LESSEE confirms that the payment of such additional rent is fair and reasonable and undertakes not to call in question the same. THE LESSEE further agrees and authorizes THE LESSOR, in the event of such occupation of the Demised Premises exceeding a period of three (3) months beyond the expiry or last day of earlier termination of the lease, to forfeit all the refundable security deposits lying with THE LESSOR and in addition to continue to be liable and pay additional rent as given above in this para per day for the number of days of such occupation beyond the expiry or earlier termination of the Lease Deed along with normal lease rentals till all payments due under the Lease Deed and in this clause are paid.

13.	THE LESSEE shall pay every month in advance, along with the rent, proportionate charges for the operation / maintenance / service charges (more specifically detailed in Annexure – VI) in respect of the central air-conditioning, the cost of running, maintenance and servicing of the service / utility lifts, generators, the cost of cleaning the said Plot and said Building, maintenance of lawn/grounds/ cost of security services, electricity charges, water charges and such other necessary/ancillary expenses of and incidental to the preservation and maintenance of the said Building / Plot in which the Demised Premises is located and for the adequate provision of common services and facilities at a charge which shall be 1.2 times the actual expenditure on a calculation based on pro rata basis corresponding to the super built-up area of the Demised Premises.

14.	Subject to all local laws applicable, THE LESSOR shall, through its architect identify the location(s) and continue to provide space for signage at the floor occupied by THE LESSEE, as approved by the architect and THE LESSEE will be allowed to put signage on such location(s). All taxes, if any levied by the Government including service tax, duties, rates, cesses, costs and charges relating to the signages payable to the authorities concerned shall be borne and paid by THE LESSEE directly.

15.	THE LESSOR reserves the Building Naming rights inside and on the external facade of the said Building. The facade of the said Building shall also be used by other Lessees for displaying their name and advertisements as per THE LESSOR’S approval. THE LESSEE shall, at no point of time, raise any objection on any ground whatsoever in relation to the same.

Upon naming the said Building, THE LESSOR and other Lessees of the said Building, shall use such Building name in the business addresses for all purposes. THE LESSEE shall further raise no objection if THE LESSOR is made to display some other number or name on the said Building or in compliance of any court order, government order, order of the local body etc.

16.

THE LESSEE has under the earlier lease already paid deposit for bulk supply of electricity as mentioned in Annexure – II of the Lease Deed to THE LESSOR. Further, THE LESSEE agrees to reimburse to THE LESSOR or DUL any authorized company / nominees / assigns of THE LESSOR, any costs, charges, deposits, etc. as may be demanded by THE LESSOR or any authorized company/ DUL /nominees / assigns of

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THE LESSOR or any other agency supplying power to the Demised Premises from time to time during the term of the Lease Deed/Renewed Lease Deed for arranging bulk electricity supply to the said Plot / said Building / Demised Premises and such deposits are to be payable on the basis of proportionate electricity load provided to the Demised Premises and proportionate load attributable to THE LESSEE in respect of common areas of the said Plot / said Building. Any deposit to be refunded shall be refunded by THE LESSOR to THE LESSEE after adjusting amounts, if any, due and payable by THE LESSEE to THE LESSOR on the expiry and / or earlier termination of this Lease Deed and on handing over the peaceful physical and vacant possession of the Demised Premises by THE LESSEE to THE LESSOR.

17.	The specifications and information as to the materials used in construction of the Demised Premises are set out in Annexure – VIII and any change in the specifications as set out in Annexure – VIII, if desired by THE LESSEE, shall be implemented by THE LESSOR subject to feasibility and approvals at a rate which shall be 1.2 times the actual cost which shall be paid by THE LESSEE to THE LESSOR.

The terms and conditions quoted above are for bare shell condition of the Demised Premises.

THE LESSEE shall construct the toilets within the Demised Premises as per its own requirements and at its own cost.

In case the Demised Premises is not contiguous with the AHU due to which the ducting is required to pass through any other occupants’ premises on the same floor, then THE LESSEE will provide FCU/AHU for the Demised Premises and will also bring chilled water piping upto the Demised Premises.

However, in case of floor division into two or more offices, such that the services are to be shared amongst the occupants of the floor, THE LESSEE will design their services in sharing with the other occupants(s) on the floors. Similarly, THE LESSEE will not object to any other client passing their services from THE LESSEE’S Demised Premises (if required). Any damage to the interiors of THE LESSEE while passing of any common services by any other client will be rectified by the other client taking services through THE LESSEE’S premises.

THE LESSEE {if THE LESSEE is the first occupant to be using common AHU which is to be shared with the later occupant(s)}, will make arrangements in their ducting/plenum for tap-off for any client whose services are designed from a common AHU shared by THE LESSEE.

The necessary electrical connection for the FCU/AHU to be done by THE LESSEE and connected to THE LESSOR’S panel by doing the necessary modifications. Also, the cost of chilled water piping/any electrical/plumbing/fire fighting modification shall be borne by THE LESSEE.

HVAC plenum and lowside ducting needs to be done by THE LESSEE at its own cost. In case, all occupants of the floor have closed their false ceiling and no duct is left for future clients, THE LESSEE occupying at later stage will have to install their own FCU and make the necessary connections to chilled water lines. THE LESSEE is required to share the cost of HVAC plenum/ ducting provisioning by the other client’s for them.

Any dismantling of false ceiling of common areas for services provisioning by THE LESSEE is to be made good (as per THE LESSOR’S specifications) by THE LESSEE at their own cost.

Sprinkler tap – off: THE LESSEE has to take tap – off for down type Sprinklers with installation of valves under supervision of Building services.

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18.	THE LESSOR has provided to THE LESSEE car/ two wheeler parking spaces in the basement/stilt/surface/mechanical car parking/two wheeler spaces as earmarked in Annexure – VII subject to payment of rent and maintenance charges as per details mentioned in Annexure – II. In the event additional car /two wheeler parking spaces are required by THE LESSEE, THE LESSEE shall pay to THE LESSOR additional car /two wheeler parking space charges as may be mutually agreed between the Parties hereto for every additional car parking/two wheeler parking space provided by THE LESSOR, if available, on the same terms and conditions applicable to rent including rate of escalation, interest free refundable security deposit, maintenance charges stipulated in this Lease Deed.

In the event of THE LESSOR providing electro mechanical system for car /two wheeler parking spaces, the car/two wheeler parking spaces as earmarked in Annexure – VII may be re-allocated, provided, however, the number of car/two wheeler parking spaces shall remain the same in terms of this Lease Deed.

The liability towards payment of Service Tax and other taxes as applicable shall be borne by THE LESSEE.

19.	The use of car /two wheeler parking spaces in the basement(s)/stilt/surface/mechanical car/two wheeler parking spaces in the said Building shall be allowed to THE LESSEE 24*7 except Public and National Holidays. The above timings shall, however, be subject to such restrictions as may be imposed by any statutory authority or for security reason. THE LESSEE shall use the parking spaces only for the purposes of parking its cars and for no other use. THE LESSEE undertakes that it shall not make any constructions on the car /two wheeler parking spaces or create obstruction of any kind on it or around these spaces to hinder the movement of vehicles and persons.

20.	All costs, charges, expenses including penalties, payable on or in respect of execution and registration of this Lease Deed and on all other instruments and deeds to be executed pursuant to this Lease Deed, shall be borne and paid solely by THE LESSEE who shall be responsible for compliance of the provisions of Indian Stamp Act, 1899. The stamp duty and registration charges shall be paid by THE LESSEE to THE LESSOR at the time of signing of the Lease Deed. The Building Services will be released on registration of the Lease Deed.

21.	THE LESSEE shall be liable to pay interest @ 15% per annum on all amounts due and payable by THE LESSEE under this Lease Deed for the period of delay beyond the due date. This is in addition to the rights of THE LESSOR under clause 12 and Clause 58 of this Annexure – I given herein.

That further in the event of non-payment of rent or other amounts payable under this Deed for any month by the due date, THE LESSEE shall not be allowed to remove its equipments, furniture & fixtures, other movable properties etc. from the Demised Premises/ the said building till all the due amounts are paid.

22.	THE LESSEE shall pay all amounts agreed to be paid in the Lease Deed, provided, however, that the liability of THE LESSEE for such payments shall be calculated proportionately to the super built-up area of the Demised Premises and provided further that such liability shall commence from the date such revision / imposition/increase is effective or any subsequent date.

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE LESSEE:

23.	THE LESSEE has planned and distributed its electrical loads in conformity with the electrical systems installed by THE LESSOR and got these works executed after due approval in writing from THE LESSOR. Provided further that, should modifications, additions, alterations be required in the fire-fighting, electrical and other systems already installed, THE LESSOR shall, if feasible make such changes and be entitled to recover from THE LESSEE, all additional cost incurred on this account at a charge which shall be 1.2 times of actual costs.

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24.	To carry out day-to-day maintenance of the Demised Premises and the fixtures and fittings installed therein and the normal maintenance, minor repairs, including painting and distempering and polishing the interiors of the Demised Premises at its own cost.

25.	That if THE LESSEE fails to make full payments of rent, car/ two wheeler parking charges, facade signage charges, if any, Maintenance Charges of any kind and actual consumption charges of water, power and electricity, air-conditioning or discharge any rates, taxes, duties imposed upon the Demised Premises and payable by THE LESSEE in terms of this Lease within its due date, THE LESSOR shall be entitled, in its sole discretion and without notice, to stop supplying to THE LESSEE electricity / air conditioning/ water and / or all other services in addition to any other remedies/ actions THE LESSOR may take in its sole discretion. By doing so, THE LESSOR shall have no responsibility or liability for any loss and damage, if any, suffered by THE LESSEE and THE LESSEE shall not be entitled to lodge any claim whatsoever against THE LESSOR as a result of such action.

26.	That the common areas, facilities and amenities within the said Building shall be available for use only subject to the timely payment of maintenance charges and THE LESSEE agrees, that in the event of failure to pay maintenance charges on or before the due date, THE LESSEE shall not have the right to use or demand such common areas, facilities and amenities. THE LESSEE shall have no ownership rights, title, interest or claim whatsoever in the said Plot, common areas, facilities and amenities within the said Building.

27.	Not to do or permit to be done any act or thing which may render void or voidable any insurance relating to or in respect of a part or the whole of the said Plot, the said Building or the Demised Premises, or cause any increase in premium payable in respect thereof.

28.	To permit THE LESSOR and its agents at all hours to enter into the Demised Premises for the purpose of inspection or for any other purposes connected with or incidental to any maintenance issues such as fire, safety and security of the Demised Premises and the said Building including any emergency and/or unforeseen circumstances or in case of any inspection by any Government agency or any inspection by THE LESSOR with the directions of Government Agency. However, for periodic inspections, 2 days advance intimation will be given in writing to THE LESSEE, except in case of emergency (ies).

29.	To hand over the Demised Premises in bare shell condition together with THE LESSOR’s fixtures and fittings therein, in good order and condition (reasonable wear and tear excepted) on the expiry /earlier termination of the Lease, which ever is earlier.

30.	To use the Demised Premises as per zoning plan only and shall not carry on or permit to be carried on in the Demised Premises or in any part thereof any activities which shall be or are likely to be unlawful, obnoxious or of nuisance, annoyance or disturbance to other tenants/occupants of the said Building wherein the Demised Premises are situated or store any goods of hazardous or combustible nature or which are heavy so as to affect the construction or the structure of the said Building or any part thereof or in any manner interfere for common use.

31.	THE LESSEE may get the Demised Premises custom bonded for its operational needs with prior specific approval in writing from THE LESSOR; such approval shall be given for a period which will be 15 days less than the Lease Term and Renewal Term. In case of bonding, THE LESSEE shall arrange to get the Demised Premises de-bonded at its cost and expenses one month prior to the expiry of the Lease term / or renewal term/s thereof.

In case of THE LESSEE’S failure to get the Demised Premises de-bonded within the aforesaid period, it will be assumed that the peaceful, vacant and physical possession of the Demised Premises have not been handed over by THE LESSEE to THE LESSOR on the expiry of the Lease Term and THE LESSOR shall be entitled to claim damages, payments, dues in accordance with the terms of the Lease Deed.

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32.	The Demised Premises shall be used by THE LESSEE only and THE LESSEE shall not assign, transfer, mortgage, sublease or grant leave & license or transfer or part with or share possession in any manner whatsoever, of any portion of the Demised Premises.

a) THE LESSEE shall not have any right to sublease any portion of the Demised Premises to any person, except its own subsidiaries / group companies, with prior written approval from the LESSOR that will not be unreasonably withheld by THE LESSOR. A Sub-Lease Deed on similar terms will then be executed between THE LESSEE and such sub lessee.

b) Such Sub-Lessee/ new entity shall be in the same line of business as THE LESSEE and shall not be a competitor of THE LESSOR or be in the same line of business as that of THE LESSOR i.e. real estate business. The business of the Sub-Lessee has to be a permissible business as per the statutory approvals.

c) In the event, THE LESSEE merges / amalgamates / consolidates and transfer its assets with/to any entity on account of any merger/amalgamation/consolidation, then a fresh Lease Deed with same terms and conditions for the balance terms of the lease shall be executed between THE LESSOR and the new entity. The new entity shall execute an undertaking as per the draft attached. In case of any outstanding dues payable by THE LESSEE to THE LESSOR as per Lease Deed, such outstanding amounts should be included in the petition to the appropriate court seeking permission for such merger/amalgamation/consolidation. THE LESSEE shall ensure that before approval of the scheme of merger/ amalgamation by the court having jurisdiction, the new entity executes an undertaking as per the format attached as the Annexure XII. Pending approval of any merger/ amalgamation/ consolidation, THE LESSEE will continue to make all payments payable as per the Lease Deed

d) All costs, charges, expenses including penalties, payable on or in respect of execution and registration of the fresh Lease Deed or Sublease Deed and on all other instruments and deeds to be executed pursuant to the fresh Lease Deed or Sublease Deed, shall be borne and paid solely by new entity/transferee who shall be responsible for compliance of the provisions of Indian Stamp Act, 1899.

e) However, a fresh Lease Deed will not be executed by THE LESSOR or the name of the Sub Lessee will not be taken on record till all dues are cleared by THE LESSEE and related documents are given to THE LESSOR.

f) However, at all times, including when the Demised Premises are sub-leased by THE LESSEE in accordance with the above, the Original LESSEE alone shall be responsible for enforcement / compliance of the terms and conditions of the Lease Deed to be executed in all the above cases.

g) A copy of sub-lease or lease shall be given to THE LESSOR for record purpose by THE LESSEE in all the above cases.

33.	Subject to clause 45, THE LESSEE shall not make any structural changes, additions or alterations in the Demised Premises without prior consent of THE LESSOR in writing.

34.	THE LESSEE is satisfied that the construction work as also various installations like electrification work, sanitary fittings, water, sewerage connections, fire fighting equipment and detection systems etc. are in good working condition and any issues, if any with respect thereto, have been resolved and rectified by THE LESSOR and that it shall not require THE LESSOR to perform any construction work, installations, etc in the Demised Premises (except structural repairs if any) and there shall be no obligation whatsoever on the part of THE LESSOR to repair, renovate, improvise or to do anything concerning the Demised Premises, the said Building and the said Plot in any manner whatsoever.

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35.	THE LESSOR has provided the fire fighting and fire detection system in accordance with the Amendment no.3 to the National Building Code of 1983 (SP7):1983 Part IV on each floor, common areas and basements of the building.

When THE LESSEE carries any additional interior works / modifications / alterations during the Lease period or renewed lease period, THE LESSEE agrees that it shall carry out such work(s), without altering/ tampering with the fire fighting systems as installed therein. However, any modifications / additions / alterations to the existing fire fighting system shall be made by THE LESSEE with the prior written approval of THE LESSOR and by providing alternative and standby fire fighting system in the building.

THE LESSEE shall not, whether in the course of its interior fit-out works or as anything ancillary thereto or at any time for any purpose whatsoever, execute or permit to be executed any works involving cutting/ chopping/ digging/ hacking/ dismantling in any manner or form/ destroying in any manner or form of the floors or walls of the Demised Premises without prior written permission of THE LESSOR.

Any lapse/violation/negligence on the part of THE LESSEE or its contractors / agents during any such interior works or additions/modifications/alterations resulting in any kind of hazard or fire in the Demised Premises/ the said Building, loss of life/ property including third party, damage to the Demised Premises / said building structure etc. and all financial and legal consequences arising there from shall be the sole responsibility of THE LESSEE and THE LESSEE shall not impose any legal and financial liability on THE LESSOR.

THE LESSEE’S responsibility during interior fitouts work, additions / modifications / alterations of interior works (referred hereinafter as interior works) and during the Lease Tenure/Lease Renewal Tenure and during operations is more detailed in ANNEXURE IX to this Lease Deed.

In the event of any mishap occurring, THE LESSOR or its employees shall not be held responsible for any consequences arising from usage of lifts/escalators/elevators provided in Said Building / said Complex.

36.	THE LESSEE hereby represents to THE LESSOR that it is the owner of and has full right, title and interest in and to all trade names, trademarks, service marks, brand name(s), logos, symbols and other proprietary marks etc. (collectively ‘IPR’) and that any IPR if used by it in Demised Premises and in the said Building/ Complex would not infringe the IPR of any third party. THE LESSEE further covenants that it has not received any notice of any claim against it involving any conflict or claim of conflicts.

In case the Demised Premises, in part or full, are sub-leased by THE LESSEE as per terms and conditions of the Lease Deed, the sub lessee shall give an undertaking to THE LESSOR that it is the owner of and has full right, title and interest in and to all trade names, trademarks, service marks, brand name(s), logos, symbols and other proprietary marks etc. (collectively ‘IPR’) and that any IPR if used by it in Demised Premises and in the said Building/ Complex would not infringe the IPR of any third party. The Sub-Lessee shall also give an undertaking to the effect that it has not received any notice of any claim against it involving any conflict or claim of conflicts with respect to IPR.

THE LESSEE/Sub Lessee covenants to THE LESSOR and undertakes to hold THE LESSOR harmless from any action brought about by any third party for any IPR infringement by THE LESSEE. THE LESSEE/Sub Lessee further undertakes that it shall defend any and all such acts, suits, proceedings, claims, judgments etc against THE LESSOR and any fees, costs, expenses of any kind related or incidental to any of the foregoing (including but not limited to) any fee (whether advocates, accountants or other professionals) costs and expenses of any kind incurred by THE LESSOR in preparing for,

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defending or taking any action with respect to the foregoing shall be borne by THE LESSEE/Sub Lessee, which THE LESSEE/Sub-Lessee agrees to pay within fifteen (15) days of demand by THE LESSOR.

37.	That THE LESSEE hereby agrees to comply with all the Laws, Rules, Regulations as may be applicable to the Demised Premises including but not limited to the provisions of Environment (Protection) Act, 1986, Water (Prevention and Control of Pollution) Act, 1974 Air (Prevention and Control of Pollution) Act, 1981, Municipal Solid Wastes (Management and Handling) Rules, 2000, Hazardous Wastes (Management and Handling) Rules, 1989 and Batteries (Management and Handling) Rules, 2001, Sales Tax, Service Tax and other applicable taxes and the Rules, Notifications etc, and their amendments made from time to time, and ascertain, in particular, compliance with the Central and State regulations concerning safe handling, storage, treatment and disposal of the wastes, and THE LESSEE shall always remain solely responsible for the consequences of non-compliance of the aforesaid Acts/ Rules.

38.	That THE LESSEE further agrees to install and operate and keep at all times in operational condition, various equipments, machinery etc. at its own cost and expenses in conformity with the provisions of Environment (Protection) Act, 1986, Water (Prevention and Control of Pollution) Act, 1974, Air (Prevention and Control of Pollution) Act, 1981, Municipal Solid Wastes (Management and Handling) Rules, 2000, Hazardous Wastes (Management and Handling) Rules, 1989 and Batteries (Management and Handling) Rules, 2001 etc in the Demised Premises and it shall always remain solely responsible to obtain and always keep valid and make available necessary certificates from the Pollution Control Board and/or other appropriate authorities in this regard.

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE LESSOR:

39.	During the term of the Lease Deed, THE LESSOR has at its own cost, design and install a continuous and proper air conditioning that will maintain a temperature of approximately 23 Degree Celsius (±1° Celsius) throughout the year and shall use its best efforts to maintain the same in good order and shall operate and run the same to ensure air-conditioning facilities to the Demised Premises throughout the year and shall be entitled to recover from THE LESSEE, charges on the basis as are stipulated in this Lease Deed. Provided, however, that should THE LESSEE require any changes, additions, alterations, in the system, due to its interior layouts, THE LESSOR may, if possible, make such changes and be entitled to recover from THE LESSEE, all additional costs incurred on this account at a rate which shall be 1.2 times of the actual costs incurred.

40.	Except in the event of a mechanical defect and / or electrical failure, THE LESSOR shall provide air-conditioning facilities to the Demised Premises for 24*7 office hours except Public and National Holidays.

41.	Except to the extent of a mechanical defect and /or electrical failure, THE LESSOR shall maintain the lifts in the said Building serving the Demised Premises and operate and run the same during the 24*7 operations except on Public and National Holidays. On Saturdays, the lifts shall operate for first half of the day only. These timings shall, however, be subject to such restrictions as may be imposed by any competent authority/ies in this behalf. One of the lifts in the said Building shall, however, operate even after normal office hours as well as in the second half on Saturdays and also on Sundays, Public and National Holidays.

42.	To carry out at its own cost, all major and structural repairs to the Demised Premises and also to the said Building.

43.	To supply and maintain regular supply of power/ electricity and water to the Demised Premises.

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44.	To keep the Demised Premises in wind and watertight condition.

45.	To permit to carry out at the cost of THE LESSEE, but without in any way damaging the main structure of the Demised Premises or the said Building, erection of internal partitions and other internal alterations and additions which are not visible from outside, as may be necessary for the business of THE LESSEE provided THE LESSEE shall give prior written intimation of thirty (30) days to THE LESSOR in writing and with prior written approval of THE LESSOR’S architect, THE LESSEE shall commence such alteration(s) or addition(s), provided, further that if any such additions or alterations, require the prior approval or permission of any Municipality or any other local body or authority, local or otherwise, or are governed by any rules or regulations. THE LESSEE shall not carry out such additions or alterations or erections without obtaining the prior permission or approval aforesaid and complying with such rules and regulations of such Municipal or local body or Government Authority. Provided further, that THE LESSEE shall upon vacating the Demised Premises remove such fixtures and fittings and restore the Demised Premises to THE LESSOR in its original condition, excepting reasonable wear and tear.

46.	To allow during the term of the Lease Deed, peaceful enjoyment of the Demised Premises.

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE PARTIES:

47.	The super built – up area calculations are as provided in Annexure – IV hereto. All payments by THE LESSEE towards rent, interest free security deposit, interest free maintenance security deposit, maintenance and other charges etc. shall be payable by THE LESSEE in terms of the super built-up area.

48.	In the event any local body / authority takes over the maintenance of such services and facilities / amenities and the payment for such services and facilities / amenities of said Complex (more particularly set out in Annexure – VI) to the local body / authority is to be made by THE LESSOR, then THE LESSEE agrees to reimburse all such costs and charges as may be levied in respect of the Demised Premises to THE LESSOR as may be demanded by THE LESSOR.

49.	THE LESSOR has provided electrical wiring only up to the main distribution board on each floor in the said Building and shall not provide any electric wiring, fixtures and fans etc., inside the office spaces which shall be installed by THE LESSEE at its own cost. Similarly air conditioning is provided by THE LESSOR up to air handling unit on each floor of the said Building. The internal distribution system of air conditioning in the Demised Premises shall be the sole responsibility of THE LESSEE.

50.	The fire fighting and fire detection system which is provided by THE LESSOR in accordance with Amendment no.3 to the National Building Code of 1983 (SP7):1983 Part IV is limited to installation of sprinklers and fire detection system in the basement(s) and common areas of the said Building such as lobbies, staircases corridors, etc. and service shaft for fire fighting and sprinkler services on each floor.

If, however, due to any subsequent legislation, Government orders, directives or guidelines or due to any change in the National Building Code, additional fire safety measures are undertaken, then THE LESSEE agrees to pay on demand additional expenditure incurred thereon for installing additional fire safety measures as determined by THE LESSOR which shall be final and binding on THE LESSEE. THE LESSEE agrees that, in case THE LESSEE so desires, it shall at its own cost and responsibility install fire fighting equipment and systems within the Demised Premises which shall be in compliance with the fire fighting regulations and safety systems as prevalent and approved by the Competent Authorities.

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However, it is made clear that any lapse on the part of THE LESSEE in installing safe and adequate fire fighting systems within the Demised Premises or any fire, electrical or otherwise, or any kind of hazard originating from the Demised Premises shall not impose any legal and financial liability on THE LESSOR and THE LESSEE agrees to keep THE LESSOR indemnified and harmless in this regard. Similarly THE LESSEE shall ensure that the internal air-conditioning electrical systems and any other work done internally within the Demised Premises shall not pose any fire, electrical, structural, pollution and health hazards. THE LESSEE shall be solely responsible for all legal and financial consequences arising there from and THE LESSEE agrees to keep THE LESSOR indemnified and harmless in this regard.

51.	If THE LESSEE requires any extra fire fighting systems to be installed in the Demised Premises, including but not limited to extending fire fighting system in the Demised Premises, then the same shall be installed by THE LESSOR at a cost which shall be 1.2 times the actual costs, to be payable by THE LESSEE to THE LESSOR.

52.	In the event THE LESSOR suggests additional fire safety measures, though not statutorily required, for installation by THE LESSEE within the Demised Premises and THE LESSEE fails to implement THE LESSOR’s suggestion either fully or in part, then THE LESSEE alone shall be liable and responsible for all consequences arising from such inaction/decision on its part.

53.	It is abundantly made clear to THE LESSEE that the cost incurred by THE LESSEE, during the lease period, to install fire fighting and fire detection systems within the Demised Premises, shall be to its account solely and shall not be borne or refunded by THE LESSOR or deducted from the rent payable to THE LESSOR under any circumstances whatsoever.

54.	During the term of the Lease Deed and the renewed Lease Deed if any, THE LESSOR shall obtain fire and special peril insurance coverage of the entire said Building, including third-party liability and shall make timely payment of all insurance premiums.

55.	During the term of the Lease Deed and the renewed Lease Deed if any, THE LESSEE shall obtain comprehensive insurance coverage, including third-party coverage, of all interior works while carrying out interiors, renovations, furniture, equipment and/or other items kept or stored in the Demised Premises, third party shall make timely payments of all insurance premia. THE LESSOR shall in no way be responsible for any loss occasioned by THE LESSEE on account of not obtaining comprehensive insurance coverage of all renovations, furniture, equipment and/or other items kept or stored in the Demised Premises.

56.	However, it is made clear that in the event of an accident or fire or damages for any other reason resulting in any loss, financial or otherwise to either party or to third parties, both Parties agree to take up the matter with their respective Insurance Companies through the insurance cover including third party liability.

THE LESSEE shall allow third party fire /safety inspectors being appointed by THE LESSOR /its nominees for fire /safety audit.

57.	That if at any time during the occupation by THE LESSEE of the Demised Premises, the lifts or the air conditioning system fails to function or fails to maintain the required temperature levels, THE LESSEE will be entitled to call upon and require THE LESSOR to remedy and rectify the system within a reasonable time. Provided, however, that THE LESSOR will ensure that there will not be total absence of lifts and air-conditioning for more than one day at a time.

58.	THE LESSOR may forthwith re-enter upon the Demised Premises or upon any part thereof or may terminate this Lease and this Lease Deed shall thereupon stand determined but without prejudice to any claim which THE LESSOR may have against THE LESSEE in respect of any breach, non – performance or non – observance of the covenants or conditions herein contained in the following events:

a) If any amount payable by THE LESSEE to THE LESSOR by way of rent and other sums/ charges payable under this Lease Deed shall be in arrears and unpaid for a period of fifteen (15) days after the same has become due and THE LESSEE fails to clear the payments.

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b) If THE LESSEE shall omit to perform, observe any covenant or condition to be observed and performed on the part of THE LESSEE and shall continue to do so or fails to remedy the breach within fifteen (15) days of such breach or THE LESSEE is adjudicated as insolvent

It is further agreed by THE LESSEE that THE LESSOR shall be entitled to adjust all and any sums due to THE LESSOR including rent, car/two wheeler parking space charges, facade signage charges, if any and maintenance charges to the extent of shortfall in notice period, taxes, interests, damages etc., against all security deposits made by THE LESSEE with THE LESSOR under this Lease Deed. In the event the aggregate of arrears of rent, any other sum due and payable and the above mentioned costs exceed the amounts deposited as security deposits with THE LESSOR, then THE LESSEE shall pay to THE LESSOR such amounts due to THE LESSOR, over and above such sums deposited by THE LESSEE with THE LESSOR.

59.	That if the Demised Premises or any part thereof be destroyed or damaged by fire (not caused by any willful act or negligence of THE LESSEE), earthquake, tempest, flood, lightning, violence of any army or mob or enemies of the country or by any other irresistible force so as to render the Demised Premises unfit for the purpose for which the same was leased, THE LESSEE may, temporarily vacate the whole or such portion of the Demised Premises as may be required to enable THE LESSOR to carry out repairs in order to restore the Demised Premises as it was then existing at the time of THE LESSEE entering into the Demised Premises (reasonable wear and tear excepted) and in such event, the payment of rent, other charges and maintenance/service charges till the affected area of the Demised Premises or portion thereof are repaired and restored to the state as specified above shall be subject to mutual agreement between the Parties.

60.	THE LESSEE undertakes that during the term of this Lease Deed or any renewal thereof, it shall maintain its corporate existence and shall not dissolve or liquidate or enter into an agreement with any party, including but not restricted to a compromise with its creditor(s) such that its corporate existence is or may be questioned, in which event, this Lease Deed shall automatically terminate.

In the event of THE LESSEE being adjudged insolvent or in the case of Company/ Firm being liquidated, the Lease shall stand automatically terminated and THE LESSOR shall enter into the Demised Premises to assume the possession which shall be without prejudice to the rights of THE LESSOR to claim/ recover its dues along with interest/ damages till the date of termination.

61.	THE LESSOR shall have the right to install posters, banners, contra-visions, any displays of multimedia/visual format in the common areas like lift lobbies, atrium(s), lifts etc. of the said Building.

62.	The entry to the lift lobby/atrium of the said Building will be permitted to the employees of THE LESSEE only through the Access Cards provided by THE LESSOR. The cost of such Access Cards shall be borne by THE LESSEE.

THE LESSEE shall provide THE LESSOR details of all employees for whom the cards are to be made at least one month prior to such requirement. Any additional cards required by THE LESSEE will be provided after one month from the date of request.

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The cost of the Access Cards shall be paid to THE LESSOR at the time of making such request.

In the event of loss of Access Card by THE LESSEE’S employee(s), the same shall be intimated to THE LESSOR immediately by THE LESSEE so as to avoid any misuse thereof.

The new Access Card will be issued on receipt of written request from THE LESSEE along with the cost of Rs. 35/- per card.

In the event of cessation or termination of any employee of THE LESSEE, the Access Card shall be returned to THE LESSOR immediately to avoid any misuse thereof.

63.	THE LESSEE agrees and consents that it would have no objection to THE LESSOR mortgaging or creating a third party charge on the Demised Premises subject to, however, that the creation of such mortgage / charge of the Demised Premises shall not affect the rights of THE LESSEE to use the Demised Premises during the lease period.

64.	THE LESSEE agrees and consents that it would have no objection for transfer either by way of sale, mortgage or in any other manner howsoever, of the Demised Premises and/or the said Building, provided, the rights of THE LESSEE in the Demised Premises remain unaffected vis-à-vis the transferee.

65.	THE LESSEE agrees and commits that THE LESSOR shall have sole and absolute right to make additions, raise storeys or put up additional structures as may be permitted by competent authorities (which may cause minimum disturbance) and such additional structures and storeys shall be the sole property of THE LESSOR, which THE LESSOR will be entitled to dispose of in any way it chooses without any interference on the part of THE LESSEE by itself or with one or more of the rest of occupants of the said Building. Further all the terraces of the said Building including the parapet walls of the terraces shall always be the property of THE LESSOR and THE LESSOR shall be entitled to use the same for any purpose as it may deem fit.

66.	That if during the term of the Lease Deed and the renewed Lease Deed if any, the Demised Premises or any part thereof be lawfully acquired or requisitioned by the Government or any local body or authority, local or otherwise, THE LESSOR alone shall be entitled to any and all compensation payable and THE LESSEE shall not raise any claim in respect thereof on THE LESSOR.

67.	That if any provision of this Lease Deed shall be determined to be void or unenforceable under applicable law, such provisions shall be deemed amended or deleted to the extent necessary to conform to applicable law and the remaining provisions of this Lease Deed shall remain valid and enforceable.

68.	That THE LESSEE and THE LESSOR shall abide by the laws of the land and any and all local enactments in respect of this Lease Deed of the Demised Premises. THE LESSOR may, with intimation in writing to THE LESSEE, inspect the Demised Premises from time to time at frequencies considered necessary by THE LESSOR and should there be any violations, contraventions as are observed by THE LESSOR, THE LESSEE will ensure compliance with the requirements as per applicable laws.

69.	Any penalties levied by the Government, State, Municipal Body etc. as a result of noncompliance by either Party will be borne by the defaulting party in respect of the Demised Premises.

70.

That the building wherein the Demised Premises are located is a strictly no-smoking area. THE LESSEE shall ensure that no act in contravention of the provisions of ‘Prohibition of Smoking in Public Places Rules, 2008’ is committed in the Demised Premises or in the common spaces of the Building wherein the Demised Premises are located. In case any offence under the ‘Prohibition of Smoking in Public Places Rules, 2008’ is committed in

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the Demised Premises or in common areas of the said Building wherein the Demised Premises are located, by any employee/visitor of THE LESSEE, THE LESSEE shall be responsible for the same and any fine payable in respect thereof shall be paid by THE LESSEE and THE LESSOR shall not be responsible for the same.

71.	That any notice, letter or communication to be made, served or communicated unto THE LESSOR under these presents shall be in writing and shall be deemed to be duly made, served or communicated only if the notice, letter or communication is addressed to THE LESSOR at the address given below or such other addresses as may be intimated in writing by THE LESSOR in this behalf and sent by registered post/fax/email (given hereunder)/ speed post or delivered personally with acknowledgement. Similarly any notice, letter or communication to THE LESSEE by THE LESSOR or other authorized representatives of THE LESSOR shall be deemed to be made, served or communicated only if the same in writing is addressed to the below mentioned address of THE LESSEE or to the address of the Demised Premises when THE LESSEE has shifted to the same, by registered post/fax/email (given hereunder)/ speed post or delivered personally with acknowledgement. The communication is to be addressed to the following:

For THE LESSOR	For THE LESSEE
Director – Offices	H – 89,
10th Floor, DLF Gateway Tower,	Naraina Vihar,
‘R’ Block, DLF City Ph – III,	New Delhi – 110028
Gurgaon – 122002
Phone 91-124-4057410
Fax 91-124-4057414
E Mail: lease-gurgaon@dlf.in

This Annexure forms an integral part of the Lease Deed.

For and on behalf of DLF Cyber City Developers Ltd.	For and on behalf of Cvent India Private Limited

/s/ Ramesh Sanka /s/ Amit Grover	/s/ Saurabh Singh
(Ramesh Sanka) & (Amit Grover)	(Saurabh Singh)
AUTHORIZED SIGNATORIES	AUTHORIZED SIGNATORY

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ANNEXURE II

COMMERCIAL TERMS AND CONDITIONS FORMING INTEGRAL PART OF LEASE DEED DATED                      BETWEEN M/s DLF CYBER CITY DEVELOPERS LIMITED AND M/s CVENT INDIA PRIVATE LIMITED.

S.N Item		Description	Cross Reference (For convenience only) Reference Clause of

a)	Demised Premises	Location – Phase II, DLF Cyber City, Gurgaon	1 of Lease Deed

Building – DLF Building No. 10, Tower – C

Super Built up Area – Approx. 27,395 sq.ft.

Floor – A portion of 15th Floor

(Hereinafter referred to as “Demised Premises”).

b)	Aggregate super built up area under this Lease Deed	2,545.070 Sq. Mtr.	1 of Lease Deed

(Two Thousand Five Hundred Forty Five Decimal Point Zero Seven Zero square meters)

		27,395 Sq. ft.	1 of Lease Deed

(Twenty Seven Thousand Three Hundred and Ninety Five Square ft.)

c)	Number of car/two wheeler parks in basement / stilt / surface / mechanical car parking spaces		4 of Lease Deed & 16 of Annexure – I

	At the rate of Rs.3,450/- per car park per month. The Service Tax and other taxes as applicable shall be additional.	27 (Twenty Seven)

	Additional Car /two wheeler Parking Spaces at the rate of Rs.5,750/- per car park per month provided such additional car parks are taken by THE LESSEE by Lease Commencement Date. The Service Tax as applicable shall be additional.	2 (Two)

	TOTAL	29 (Twenty Nine)

d)	Date of Possession	1st December 2009	2 of Lease Deed

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e)	Date of Lease Commencement	1st December 2012	2 of Lease Deed

f)	Date of Rent Commencement	Bare Shell Payment of Rent by LESSEE shall commence from 1st December, 2012.	2 of Lease Deed

For Car /Two Wheeler Parking spaces Rentals: The payment shall commence from the Rent Commencement Date.

For Façade Signage Charges, if any payment shall commence from Rent Commencement Date or the date when the signage is taken up by THE LESSEE.

g)	Lease period from the Date of Lease Commencement	Three Years	11 of Annexure I of Lease Deed

h)	Option to renew Lease Deed for further periods	One Term of Three years.	5 of Lease Deed

i)	Monthly Rent Payable on super built up area for initial lease period

	Bare Shell	Rs.60.95/- (Rupees Sixty and Paise Ninety Five Only) Per Sq. Ft. Per Month amounting to Rs.16,69,725.25/- (Rupees Sixteen Lacs Sixty Nine Thousand Seven Hundred Twenty Five and Paise Twenty Five Only)	1 of Annexure I of Lease Deed

The Service Tax and other taxes on monthly rents as applicable shall be additional and shall be borne by THE LESSEE.

j)	Increase in rent, Interest Free Security Deposit, Car / Two Wheeler Parking Charges, facade signage charges, if any, any other charges for subsequent periods of Lease

15% (Fifteen percent) at the end of this term.

The Interest Free Refundable Security Deposit will be enhanced to be always equal to 06 months rent and shall increase by 15% at the end of the Thirty Six (36) Months from the date of Lease Commencement.

5 of Lease Deed & 9 of Annexure I of Lease Deed

The enhancement of rent, car/two wheeler parking charges, signage, charges, if any and payment of enhanced Interest Free Refundable, Security Deposit shall not lead to waiver of 6 months’ notice required to be given by THE LESSEE, as per the terms of this Lease Deed, for renewals of the Lease Deed.

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k)	Car parking space charges	27 (Twenty Seven) Car/two wheeler parking spaces will be provided in basement/ stilt/ surface/ mechanical car parking spaces on payment of Rs.3,450/- per car park per month.	18 of Annex – I

02 (Two) additional Car/two wheeler parking spaces will be provided in basement/ stilt/ surface/ mechanical car parking spaces on payment of Rs.5,750/- per car park per month

Any further additional car parks required by THE LESSEE will be given, subject to availability, @ Rs.5,750/- per car park per month provided such additional car parks are taken by THE LESSEE by Lease Commencement Date.

The Service Tax and any other taxes on car parking charges as applicable shall be additional and shall be borne by THE LESSEE. For subsequent period of lease, the amount shall stand increased by such percent as mentioned in item (j) above.

1)	Bulk Electricity Supply Deposit @ Rs. 4000/- per KVA for 164 KVA of Power Load (Already paid under earlier lease).	Rs. 6,56,000/- (Rupees Six Lacs and Fifty Six Thousand Only).	16 of Annex – I

63 (Sixty Three) KVA additional power load required by THE LESSEE shall be provided subject to availability and on payment of a non-refundable charge of Rs. 10,000/- per KVA of power load in addition to the refundable deposit of Rs. 4,000/- per KVA of power load amounting to Rs.8,82,000/- (Rupees Eight Lacs Eighty Two Thousand Only). However, any additional infrastructure cost required for supply of power from the source of power to the electrical tap off box on the floor shall be borne by THE LESSEE at Cost + 20% basis. Any additional power load requirement beyond the additional 63 KVA shall be discussed separately between the parties.

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m)	Interest Free Refundable Security Deposit (IFS) always equivalent to rent of 06 (Six) months at any given point of lease.	Rs.1,00,18,351.50/- (Rupees One Crore Eighteen Thousand Three Hundred Fifty One and Paise Fifty only)	7,8,9,10 of Annexure I of Lease Deed

For this period of lease. For subsequent period of lease, the amount shall stand increased by such percent as mentioned in Clause (j) above.

	IFS (Already paid under earlier lease)	Rs.87,11,610/- (Rupees Eighty Seven Lacs Eleven Thousand Six Hundred and Ten Only)

	Escalated IFS (Payable on signing of this Lease Deed)	Rs.13,06,741.50/- (Rupees Thirteen Lacs Six Thousand Seven Hundred Forty One and Paise Fifty only)

n)	For 24*7 operations, the Interest Free Maintenance Security will be charged (IFMS) @ Rs.25/- per sq. ft. per month (estimated maintenance charges for 24*7 operations) for a period of 06 (Six) months.(Already paid under earlier lease)	Rs. 41,09,250/- (Rupees Forty One Lacs Nine Thousand Two Hundred and Fifty Only).	11 of Annexure I of Lease Deed

Maintenance services on National Holidays can only be provided if THE LESSEE gets the requisite approvals from the local administration / competent authority(ies) and not otherwise.

The above rates are as per present estimations and will depend on the relevant rates of petroleum products, taxes, electricity rates, wages & salaries during the term of the Lease and any renewal thereof. All maintenance charges are at cost + 20% as given in Clause 5 Annexure I.

o)	Lock- in- period from the Date of Lease Commencement.	NIL

p)	Notice period for termination of Lease Deed	06 (Six) Months	3 of Lease Deed

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q)	Place at which the rent and all other sums payable by THE LESSEE to THE LESSOR by Cheques/ Bank drafts/ wire transfer.	New Delhi	2 of Annexure I

r)	Charges for Electricity/Power for internal Usage	As per Annexure XI (a)

This Annexure forms an integral part of the Lease Deed.

For and on behalf DLF Cyber City Developers Limited	For and on behalf of Cvent India Private Limited

/s/ Ramesh Sanka /s/ Amit Grover	/s/ Saurabh Singh
(Ramesh Sanka) & (Amit Grover)	(Saurabh Singh)
AUTHORIZED SIGNATORIES	AUTHORIZED SIGNATORY

27

ANNEXURE – III (a)

DESCRIPTION OF THE PLOT

28

ANNEXURE – III (b)

DESCRIPTION OF THE FLOOR PLAN

29

ANNEXURE – IV

AREA STATEMENT

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ANNEXURE – V

STATEMENT OF RENT, INTEREST FREE SECURITY DEPOSIT, INTEREST FREE MAINTENANCE SECURITY DEPOSIT & CAR PARKING CHARGES PAYABLE BY THE LESSEE TO THE LESSOR DURING THE PERIOD OF THE LEASE AT A PORTION OF 15TH FLOOR, TOWER C, DLF BUILDING NO. 10, DLF CYBER CITY, GURGAON.

BEGINNING FROM	ENDING ON	AREA (in Sq.ft.)	Rent (Rs per sq.ft. per mth)	MONTHLY RENT PAYMENT PER SQ.FT. OF THE SUPER BUILT-UP AREA	INTEREST FREE SECURITY (IN RS) EQUIVALENT TO 06 MONTHS PREVAILING RENT	CAR PARKING		INTEREST FREE MAINTENANCE SECURITY @ RS.150/-PSF OF THE LEASED AREA
						27 (Twenty Seven) Nos. of Car Parking @ Rs. 3,450/- per Car Park per month	2 (Two) Nos. of Car Parking @ Rs. 5,750/- per Car Park per month
01.12.2012	30.11.2015	27,395	60.95	16,69,725.25	1,00,18,351.50	93,150.00	11,500.00	41,09,250.00

NOTE: Rest all terms as per the Lease Deed shall be applicable.

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ANNEXURE VI

MONTHLY MAINTENANCE AND SERVICE EXPENDITURE (INDICATIVE)

A.	The expected monthly maintenance and service expenditure shall be 1.20 times the sum total of the following expenditure calculated on sq.ft. of Super Built – up area basis and shall be charged every month. The expenditure shall include but shall not be limited to the following:

1.	Annual maintenance contracts, Service contract expenditure including taxes & statutory levies as applicable, lease rental and other charges for operation and maintenance of all electro-mechanical equipments and all other equipment installed and to be additionally installed by THE LESSOR/maintenance agency.

2.	Cost of water for all purposes.

3.	Cost of electricity for central air-conditioning (excluding AHU’s) and all services provided including in the parking, common and external areas.

4.	Cost of maintenance of landscaped areas, compound wall, tube well, electrification sewerage, roads and paths and any other services within the boundary of the said plot.

5.	Cost of maintenance, cleaning, painting and necessary replacements of a revenue nature in common areas including cost of maintenance of basements and common services therein.

6.	Cost of security services.

7.	Cost of administrative staff, maintenance staff of the building and the manager directly related to the maintenance of the building.

8.	Cost of all consumables for all services in common areas.

9.	Annual fees of various authorities.

10.	Cost of diesel and lubricants etc. for DG sets and cost of gas and lubricants etc. for gas generators and air conditioning systems etc.

11.	Cost of all replacements / refurnishing of parts of various equipments used in maintenance services.

12.	Cost of augmentation/upgradations/replacement/deployment of existing and additional security/fire/other electromechanical systems acquired through leasing/ amortization/ rental basis.

13.	Cost of expenses incurred on infrastructure in and around the said Building.

14.	Cost of insurance of Building and fitouts when fitted out space is provided.

15.	Township maintenance charges till the services of the colony are handed over to a local body or authority.

16.	Depreciation / sinking fund /lease rentals of all electro-mechanical equipments, including but not limited to chillers, D.G. Sets and lifts.

17.	Maintenance Charges for Car/ Two Wheeler Parking Spaces

B.	Cost of exclusive services, if any, provided to the occupant shall be extra.

C.	Service Tax and other taxes, as applicable, shall be additional.

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ANNEXURE – VII

CAR /TWO WHELER PARKING SPACES EARMARKED FOR USE BY THE LESSEE

Number of car /two wheeler parking spaces earmarked in the basement/stilt/ surface/mechanical car/two wheeler parking spaces for use by THE LESSEE

29 (Twenty Nine) Numbers

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ANNEXURE VIII

TENTATIVE SPECIFICATIONS FOR COMMERCIAL BUILDINGS AT BLOCK C,

BUILDING NO. 10. DLF CYBER CITY. GURGAON

STRUCTURE	RCC framed structure

Finishes

External Facade	Combination of Clear Float Glass and/or Reflective floats glass with Granite / Metal Cladding / Exterior paint / any other.

Atrium, Lift Lobbies Floors & Walls.	Combination of Indian marbles and / or granites.

Main staircase(s) / Fire Escape staircase(s)	Terrazzo / Kota Stone / Good concrete.

Elevators	High Speed Passenger Elevators. Service Elevator

Parking	Stilt/Surface/Basements/Mechanical

Amenities	Centrally Air Conditioned Building – Provision for office area Air Conditioning provided upto AHU on each floor. The internal distribution system of Air Conditioning shall be sole responsibility of the tenant.

Power Back up	100% power back-up including power back up for AC system also.

Fire Fighting	Sprinkler and fire detection system will be provided in the basement area and common area only as per NBC. For fire fighting & sprinkler services in Office area, provisions will be made upto service shaft on each floor.

Wash room	Gents / Ladies Toilet on each floor as per statutory norms, CI/GI piping will be provided, but no CP fittings, Fixtures Wall / Floor finishes. Door & shutters will be provided.

Electricity/Telephone	Provision on each floor up to the shaft. Connections have to be arranged by respective owners/users. No Electric conduits or wiring shall be provided in the slab.

NOTE:

A.	Materials specially the imported ones are subject to availability as per prevalent policies of Govt. of India.

B.	Wherever larger floor heights are provided due to architectural reasons, from the viewpoint of air conditioning load, the height of false ceiling to be done by the Occupants shall not exceed 3 mtrs. from the finished floor level.

C.	The above-mentioned specifications are for common area only. The office area will be in “BARE SHELL” condition only i.e. cement flooring, no plaster on concrete columns, walls or ceiling except on brick walls wherever provided. All fittings, A.C. Ducts, Electrical distribution and Fire Fighting etc. shall be the sole responsibility of the Occupants.

D.	Plumbing provision for extra toilets may be provided at one / two different locations.

E.	The above specifications are tentative and are subject to change at the sole discretion of THE LESSOR.

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ANNEXURE IX

THE LESSEE’S RESPONSIBILITY DURING INTERIOR FITOUTS WORK, ADDITIONS/ MODIFICATIONS/ ALTERATIONS OF INTERIOR WORKS (REFERRED HEREINAFTER AS INTERIOR WORKS) AND DURING THE LEASE TENURE / LEASE RENEWAL TENURE AND DURING OPERATIONS

THE LESSOR has provided the fire detection systems as elaborated in Part B. These systems are as per NBC norm.

A	THE LESSEE will be responsible to ensure the following elaborated under different sub heads:

(1)	FIRE DETECTION & FIRE FIGHTING

1.	The existing sprinkler systems provided is not to be isolated or closed at any point of time during interior works.

(a)	For providing sprinklers below false ceiling a separate network of sprinklers to be installed.

(b)	Before starting the interior/fitout works, THE LESSEE will also check for themselves that the sprinkler systems are in working condition.

(c)	Upon completion of False Ceiling, the sprinkler below false ceiling is to be charged. Only upon charging the sprinklers below false ceiling THE LESSEE can do other interior works and can bring in the carpets / furniture / modular workstations/ chairs / wood for partitions etc. into the premises for installation.

2.	Fire detection, alarm systems and fire fighting systems must not be closed or isolated during the period when interior works are carried out or during the lease period or lease renewal period.

2(a)	As and when there is Puja/ Havan in THE LESSEE’S Premises the Building Manager to take proper action for alarm system so that other occupants are not disturbed. THE LESSEE shall send prior notice for the Puja/ Havan including the essential details like time, date and the venue to the Building Manager.

3.	Before start of Interior works THE LESSEE to ensure 4 nos. Fire Extinguishers, 4 Nos. Sand buckets & 4 nos. Water buckets are placed at different locations on each floor of the premises when THE LESSEE is starting the interiors.

4.	Before doing any welding works, THE LESSEE to obtain hot works permit and ensure that the site is clear, no paper/wood pieces/or any other combustible material is around and adequate standby fire-fighting mechanism in place, which includes at least 2 nos of fire extinguishers, 1 nos of sand buckets, 1 nos of water bucket etc are in place. Once the welding is completed, the site to be re-inspected for any welding spark.

5.	No gas of any kind to be used for welding purposes. Only arc/electrical welding to be used.

6.	Zonal fire detection panels are provided on all floors. THE LESSEE to ensure that at any point of time there would be some smoke detectors spread over the Said Premises operational and connected to the Zonal panel.

7.	During interior works, THE LESSEE to ensure proper signages and fire escape routes are prominently displayed inside their premises.

8.	Security Guards professionally trained in fire fighting systems to be deployed on each floor during all shifts round the clock. They should be capable of handling the fire-fighting equipments provided on the floors such as fire hydrants etc.

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9.	The entire building is a no smoking zone. THE LESSEE to ensure that even during interior works no person smokes inside the building. Match Boxes & Cigarette Lighters are not allowed at site in the building.

10.	No items of any nature to be stored in Electrical Control / Panel Room. A stray electrical spark may result in such items catching fire; moreover, presence of such items may impede access to Control Panel in times of emergency.

11.	Use/storage of cooking gas / cooking gas cylinders in the Demised Premises is not allowed.

12.	THE LESSEE’S Security Personnel should not remain inside the offices after they have been closed for the day. Unauthorised smoking by such staff can also contribute to major fire. After closing hours, your Security/Guard be stationed outside the office (and not within), and the interiors of the offices can be monitored by then over closed circuit video cameras.

(II)	ELECTRICAL & MECHANICAL

13.	For the operational usage THE LESSOR has provided the electrical tap-off in electrical room alongwith sub-meters installed for supply of power from grid/supplying agency and back-up power. THE LESSEE to tap-off electricity through proper distribution panel / board properly earthed. The distribution of electricity inside the premises during the interior works shall be responsibility of THE LESSEE.

14.	All electrical installation shall be carried by authorised licensed contractor and THE LESSEE shall submit installation test certificate issued by same contractor and certificate of verification of these installation by a reputed electrical consultant.

15.	During interior works Electrical supply for fitout to be given through portable DG/Building DG (if installed). In case power for fitouts is provided through temporary portable DG installed outside, THE LESSEE will have to take the tapping though a cable of suitable rating from outside the building. Lessee to take the electricity in a proper panel/fitted with MCB & ELCB with proper earthing. Cable of proper rating to be used as per load. No loose connection & joints in wires will be allowed. During interior works while using drilling/hammering machine or any other electrical equipment, THE LESSEE shall ensure that proper 3 pin plugs are used. No over loading of socket will be allowed.

16.	All outgoing feeders single phase & 3 phase in Panels & DBs outlets shall be suitable of individual equipment rating and out going feeders must have a protection arrangement so that it should trip in the event of overload, short circuit & earth fault.

17.	All material to be used should be of IS Standard & from reputed manufacturer. No sub standard material to be used.

18.	No aluminum cable to be used. Only copper cables of ISI make to be used. Up to 16 sq mm, copper cable of ISI make to be used. Rest above shall be Aluminum Cable.

19.	Under no circumstances during interiors / operations should the safety system in the circuit / MCB / ELCB be bypassed. THE LESSOR to ensure that this is adhered to under all circumstances.

20.	Only CFL & tubes with electronic chokes to be used. No Aluminum / Copper chokes to be used.

21.	Compressors of Split AC/ Precision AC shall be serviced regularly to avoid overheating / jamming of compressor / fan motor. Stabilizer sockets to be checked regularly for heating.

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22.	Supply from one socket to be used for one source only and 3 wire cable to be used rather than 3 different cables. No overloading of sockets.

23.	Balancing of load should be proper in all 3 phases.

24.	Coffee machine / water cooler/ oven and any other Electrical appliances should be properly earthed and to be used with a propter rating of cable through ELCB.

25.	For power output 15 amp plug; for lighting 5 amp plug and for AC industrial sockets to be used.

26.	Small step down transformer on false ceiling for lighting to be properly secured.

27.	No PVC pipes to be used for Electrical wiring, only MS pipes to be used.

28.	Electrical panel wiring to be properly dressed and the gap between the phases to be proper.

29.	CT provided in the electrical panel should be of proper size and should have a proper gap between the space and CT to be checked for any heating/ cracking.

30.	One circuit should not have more than eight light point or two power points.

31.	For neon signages transformer should be placed outside safe place or LED signages to be used.

32.	THE LESSEE to ensure that the electro-mechanical systems installed in the Said Premises is properly maintained during their interior works and at the time of operations. THE LESSEE to also ensure that no fire spreads from the premises.

33.	THE LESSEE to have the audit of their entire Electrical systems done on a bi-annual basis by a reputed Electrical consultant and provide a certificate certifying that all THE LESSEE’s installations including insulation resistance are in good and safe working condition and does not have any possibility of short circuit and becoming a fire source. To be submitted to the facility manager on bi-annual basis.

34.	THE LESSEE to have the audit of their entire HVAC systems done on a bi-annual basis by a reputed HVAC consultant and provide a certificate certifying that all THE LESSEE’s installations are in good and safe working condition and does not have any possibility of short circuit and becoming a fire source. To be submitted to the facility manager on bi-annual basis.

(III)	DRAWINGS & SPECIFICATIONS

35.	THE LESSEE shall ensure that the fitout works is done as per the drawings approved by THE LESSOR’s architect. No deviation will be allowed.

36.	THE LESSEE to use fire retardant material in the design of their interior works.

37.	While designing of interior works, it should be kept in mind that the access to the fire hydrants is not restricted in any way.

38.	For flushing of water closets only cisterns/concealed cisterns are to be used. No flushing valves to be installed.

39.	THE LESSEE to install automatic gas flooding Fire Extinguishing System, FM 200 or equivalent, in case THE LESSEE wants to remove the sprinkler system in the Server Room. The FM 200 will not be kept on manual mode under any circumstances.

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(IV)	WORK PROCEDURE

40.	THE LESSEE shall ensure that no structural damage takes place.

41.	Every day, on completion of work, THE LESSEE shall ensure that the site is cleaned all combustible & non-combustible scrap including any wood/paper/lose paint /any other material/scrap is remove from the premises.

42.	THE LESSEE shall ensure that the malba/scrap is disposed out of site every day.

43.	THE LESSEE shall ensure that the stair cases are not blocked with interior fitout material.

44.	No material shall be stocked in the lift lobby area.

45.	THE LESSEE shall not store paint and other combustible material at Demised Premises. The material may be brought onto the floor for interior finishing as and when it is required.

46.	No storage of any material / records in basement, is allowed as it obstructs free movement. However, for a limited period of 10 days during interior works THE LESSEE with the permission of the facility manager can use this earmarked car/two wheeler parking space as temporary storage for fixture/furniture which is in the process of being installed. The same must be barricaded by THE LESSEE and THE LESSEE must depute a security guard for the same. THE LESSEE must install a Fire Fighting system such as extinguishers, sand buckets & water buckets to the satisfaction of the facility manager for this temporary storage area. This furniture/fixture will be allowed to be brought only 7 days in advance of installation. The storage area must be cleared by THE LESSEE immediately after shifting the material in their premises. In case the interiors are getting delayed beyond the targeted date, THE LESSEE will clear the temporary store immediately and shift all material in their premises. When the material is shifted on the floor the packing / covering to be removed the same day and all packing / covering material to be shifted out of the premises and the building on the same day.

47.	During normal office hours, no noisy interior works such as drilling, hammering, cutting, chiseling etc is to be carried out by THE LESSEE. The same can be done after normal office hours. However, works other than the above can be carried on which cause no disturbance to the occupied floors.

(V)	OTHER REQUIREMENTS

48.	No Parking of CNG / LPG powered cars in basements as the chances of occurrence of fire / explosion in such vehicles are very high.

49.	Working Norms for Interior Works

(a)	In New Building where no client is operational the interior works can be done on 24 hrs. basis.

(b)	In a multi-tenanted building as soon as any client completes their interior works and becomes operational; no noisy works to be done during office hours.

(c)	Noisy works such as drilling, hammering, cutting, chiseling etc. to be carrying out by THE LESSEE after normal office hours.

50.	That before any machinery, equipment, safe or furniture, etc. is moved into or out of the Demised Premises, due approval in writing must be taken by THE LESSEE from the Building Manager or other authorized personnel appointed by THE LESSOR, in the absence of which the movement thereof will not be permitted by THE LESSOR, provided, however, such movement will be allowed during normal business hours only.

51.	Lifts/ elevators/ escalators of reputed makes have been provided in the said Building/ Building Complex.

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THE LESSEE should educate its employees, visitors and customers with regard to the DO’s and DONT’s of the safe usage of these items. These are self operating lifts/ elevators/ escalators. Do’s and Don’ts as recommended by the suppliers are as displayed therein.

The maintenance of these items is done by giving AMC’s to suppliers/ third parties. In the event of any mishap occurring, THE LESSOR or its employees shall not be held responsible for any consequences arising from usage of these items.

B	The following fire-detection and alarm system are provided as per NBC norms inside the premises:

Fire Detection & Alarm System:

1.	Main control / Alarm panel located in security room connected with the floor-wise zonal panel located near the staircase.

2.	The Smoke / Heat Detectors installed by the floor occupant are connected to the zonal panels located on the floors.

3.	The main panel has inbuilt zone-wise fire detector and automatic alarm on all floors, through an amplifier.

4.	All AHUs and other ventilation / pressurization systems are operationally hooked-up with fire alarm / detection system.

Fire Fighting System

The following fire fighting systems are provided along with:

•	Fire Pumps (Hydrants & sprinkler)

•	Jockey pumps

•	Diesel Driven engine pump

•	Fire Hydrants

•	Hose reels

•	Fire extinguishers in common areas

•	Sprinkler systems

•	Public address and Alarm System

•	Automatic / manual Fire Alarm system

The Fire Hydrant systems comprises of internal fire hydrant system available on all the floors and the external hydrant system around the building.

Sprinkler system is provided in basement, Lift lobby and service area and office areas as per NBC norms.

39

ANNEXURE X (a)

CHARGES FOR USAGE OF POWER IN THE DEMISED PREMISES

a)	Usage of power during interior fitouts:

i)	To the extent grid power is available and used – To be charged as per applicable grid rates

ii)	For supply of power from back up sources – To be charged at Cost + 20%

iii)	When power taken from Utilities company is used – To be charged at Cost + 20%

b)	Usage of power during lease tenure

i)	If grid power is available and used – To be charged as per applicable grid rates

ii)	For supply of power from back up sources – To be charged at Cost + 20%

iii)	When power taken from Utilities company is used – To be charged at Cost + 20%

For power used for common areas from any source, along with other expenditure like security, housekeeping etc, the total cost of above is charged in the overall maintenance charges at Cost + 20%.

40

ANNEXURE X (b)

MAINTENANCE CHARGES

The maintenance charges for the Demised Premises shall be calculated at actual cost + 20% payable from the Lease Commencement Date/Date of Occupation, whichever is earlier.

The current estimated maintenance charges as on 1.4.2012 subject to increase in prices of diesel, gas and petroleum products, electricity rates, taxes, wages and salaries during the lease tenure/ renewed lease tenure are as below:

For normal office hours (8 am to 8 pm on Weekdays and 8 am to 2 pm on Saturdays except Sundays, Public and National Holidays): Rs.16/- psf per month

For 24*7 operations (except Public and National Holidays) is Rs.30/- psf per month

For working beyond normal office hours (provided it is a full floor): Rs 0.13/- per sq. ft. per hour on the super built up area of the full floor even if the area of Demised Premises is less than the full floor area or per hour for the Demised Premises to be intimated by the Building Manager when required

41

ANNEXURE XI

(APPLICABLE IN CASE THE LESSEE MERGES OR AMALGAMATES AFTER THE

LEASE DEED IS SIGNED)

TO BE GIVEN BY TRANSFEREE COMPANY

UNDERTAKING

TO,

DLF

Ref: Lease Deed dated –

I,                     , the authorized representative, vide Board resolution/Power of attorney dated                    (Copy enclosed),                     , do hereby declare that

1.	We are fully aware with the Lease Deed dated executed between M/s DLF and M/s contents thereof.

2.	We are fully aware with the terms and conditions of the abovementioned Lease Deed. We are aware that as per the terms and conditions of the aforementioned Lease Deed, in case of merger/consolidation or amalgamation of THE LESSEE with any other entity, a fresh Lease Deed shall be executed between THE LESSOR and the other entity as provided in clause 32- of the Annexure I of the abovesaid Lease Deed.

3.	We undertake that as per the provisions of the Lease Deed we shall execute a fresh lease deed on same terms and conditions within 30 days of passing of the order by the Court approving the scheme of merger.

4.	We are aware that we will step into the shoes of and that our liability to make payments of rental and other charges as per the Lease Deed shall commence from the date of passing of the final order approving the merger. Till then the payments of rent and other charges payable under the Lease Deed shall be borne and paid regularly by M/s. .

5.	We unequivocally agree, confirm and acknowledge to THE LESSOR that we shall be responsible for enforcement/compliance of all the terms and conditions of the Lease Deed and that we bind ourselves with the terms and conditions of the aforementioned Lease Deed and we shall also be liable for breach/non-compliance of the terms and conditions as per the Lease Deed dated .

(Authorised Signatory)

Confirmed by:
(_____________________________________)
LESSEE

42

ANNEXURE – XII

ELECTRONIC CLEARING SYSTEM ACTIVATION FORM

Fields in red are mandatory for activating ECS (NEFT / IFSC) mode of payment

1	Name of the Vendor :	DLF Cyber City Developers Ltd.

2	Contact person :	Mr. S.K. Jagga

3	Designation:	Sr. Manager

4	Address :	DLF Utilities Limited, Lower Ground Floor, Tower A, DLF Building No. 10, DLF Cyber City, Phase – II, Gurgaon

5	Mobile No :	9811692288

6	Contact No :	-

7	Email ID :	jagga-sunil@dlf.in

8	Fax :	-

9	Bank Name :	State Bank of India

10	Bank Address :	State Bank of India, Jawahar Vyapar Bhawan, 15th Floor, 1, Tolstoy Marg, New Delhi 110 001

11	Account No. :	30751818825

12	NEFT Code :	SBIN0009601

13	RTGS Code :	SBIN0009601

14	Swift Code * :	-

Note:

•	THE LESSEE to check with concerned bank for NEFT / RTGS / SWIFT Codes.

•	Swift Code is required in case THE LESSEE has an account with HSBC bank.

•	Bill-wise details against NEFT payments by mail.

43

ANNEXURE – XII

ELECTRONIC CLEARING SYSTEM ACTIVATION FORM

Fields in red are mandatory for activating ECS (NEFT / IFSC) mode of payment

1	Name of the Vendor :	DLF Utilities Limited

2	Contact person :	S K Garg/ Vishwa Prakash

3	Designation :	Sr. Manager/ Sr. Officer (Accounts)

4	Address :

5	Mobile No :

6	Contact No :

7	Email ID :	Garg-sk@dlf.in / prakash-vishwa@.dlf.in

8	Fax :

9	Bank Name :	HDFC Bank Limited

10	Bank Address :	DLF Shopping Mall, Arjun Marg, DLF City Phase-I, Gurgaon -122002

11	Account No. :	00442320002239

12	Permanent Account Number	AACCD6766H

13	Tax Account Number	-

14	NEFT Code :	HDFC0000044

15	RTGS Code :	HDFC0000044

16	Swift Code * :	-

Note:

•	THE LESSEE to check with concerned bank for NEFT / RTGS / SWIFT Codes.

•	Swift Code is required in case THE LESSEE has an account with HSBC bank.

•	Bill-wise details against NEFT/RTGS payments by mail.

44

LEASE DEED

THIS LEASE DEED (‘Lease Deed’) is made at Gurgaon on this      day of              2011.

BY AND BETWEEN

M/s DLF Cyber City Developers Limited, a Public Limited Company incorporated under the Companies Act, 1956 and having its registered office at 10th Floor, DLF Gateway Tower, ‘R’ Block, DLF City Phase – III, Gurgaon – 122002 (hereinafter referred to as “THE LESSOR” which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include M/s DLF Cyber City Developers Limited and its successors and assigns) acting through its authorized signatories, Mr. Ramesh Sanka and Mr. Goutam Karmakar vide Board Resolution dated 28.04.2010 of the First Part.

AND

M/s Cvent India Private Limited, a company incorporated under the Companies Act, 1956 and presently having its registered office in India at H – 89, Naraina Vihar, New Delhi – 110028 (hereinafter referred to as ‘THE LESSEE’ which expression shall, unless it be repugnant to the context or meaning thereof, be deemed to mean and include M/s Cvent India Private Limited and its successors) having Permanent Account Number AACCC7670F, and Tax Deduction and Collection Account Number                      DELC08753D, acting through its authorized signatories Mr. Varun Sareen and Mr. Anuj Sehgal vide Board Resolution dated 06th April 2010 of the Second Part.

(Both THE LESSOR and THE LESSEE are collectively referred to as “the Parties”)

A.

WHEREAS M/s DLF Limited (earlier known as DLF Universal Limited) and M/s. DLF Housing and Construction Limited, companies incorporated under the Companies Act, 1956, having their registered offices at 3rd floor, Shopping Mall, Arjun Marg, Phase – I, DLF City, Gurgaon. Haryana owned an undivided plot of land (as shown in plan attached) in Phase – II, DLF City, Tehsil and District Gurgaon, more fully described in Annexure-III (a) (hereinafter referred to as the “said Plot”) reserved and approved for office use pursuant to the layout plan approved by Director, Town and Country Planning Department, Government of Haryana, Chandigarh under the Haryana Development and Regulation of Urban Areas Act, 1975;

B.	AND WHEREAS DLF Limited (earlier known as DLF Universal Limited) then was in the process of constructing multi – storied buildings on the said Plot and on January 7, 2004, M/s. DLF Limited (earlier known as DLF Universal Limited) and M/s. DLF Housing & Construction Limited brought the undivided ownership of the said Plot along with constructions made thereon in the common stock of the partnership firm, namely, M/s. DLF Cyber City on January 7, 2004 vide a Memorandum of Partnership executed on January 27, 2004 ;

C.	AND WHEREAS the said Plot along with constructions made thereon ceased to be the property of M/s. DLF Limited (earlier known as DLF Universal Limited) and M/s. DLF Housing and Construction Limited and became the absolute property of the partnership firm ‘DLF Cyber City’ on January 7, 2004;

D.

AND WHEREAS the said “DLF Cyber City” a partnership firm has been converted into a public limited company viz. DLF Cyber City Developers Limited under Part – IX of the Companies Act, 1956 w.e.f. 2nd March, 2006.

E.	AND WHEREAS the said plot along with constructions made thereon became the absolute property of the company viz. DLF Cyber City Developers Limited on 2nd March, 2006.

F.	AND WHEREAS THE LESSOR has constructed multi-storied buildings comprising of Three towers namely A, B & C with basements named as DLF Building No. 10 DLF Cyber City, DLF Phase – II, Gurgaon, (hereinafter referred to as “the said Building”) prescribed use whereof is offices with basements for parking and services in accordance with the building plans as approved by the Director, Town & Country Planning Department, Government of Haryana, Chandigarh;

G.	AND WHEREAS, THE LESSOR is seized and possessed of the said Plot and the said Building constructed thereon and is competent to lease office space in the said Building on the said Plot.

H.	AND WHEREAS based on the above representations made by THE LESSOR and after due inspection and verification of the said Plot, said Building, approved building plans, ownership record of the said Plot, said Building and other documents relating to the title, competency and all other relevant details, THE LESSEE is satisfied in all respects with regard to the right, title and authority of THE LESSOR to enter into this Lease Deed.

I.	AND WHEREAS THE LESSEE has approached THE LESSOR to take on lease and THE LESSOR has agreed to give on lease office spaces, in the said Building as per detailed terms stipulated in this Lease Deed and Annexures I to XIII annexed hereto.

J.	AND WHEREAS as and when THE LESSOR permits THE LESSEE to carry out the interior works in the Demised Premises, THE LESSEE hereby confirms that it shall carry out, implement and execute all interior works/designs of the Demised Premises in compliance/adherence with the approval/ guidelines issued by THE LESSOR from time to time for carrying out such interior works in the Demised Premises and also during the Lease Tenure. THE LESSEE further confirms that it shall obtain/has obtained all pre-requisite sanctions, approvals, licenses, from all the Statutory/Competent Authorities, which may be necessary for commencement of its business operations in the Demised Premises. Upon assurances of THE LESSEE that it shall strictly abide by the covenants contained in this Lease Deed, THE LESSOR has agreed to give on lease to THE LESSEE the Demised Premises on the terms and conditions recorded herein.

THE LESSEE shall intimate, in writing, the completion of the interior works to THE LESSOR and the Building Manager along with a certificate that the interior works have been carried out by THE LESSEE as per the drawings approved by THE LESSOR. THE LESSOR shall have the option and right to inspect and verify the same. Thereafter the Building Maintenance Services will be provided to THE LESSEE by THE LESSOR.

K.	AND WHEREAS THE LESSEE confirms that it is executing this Lease Deed with full knowledge of all the laws, bye-laws, rules, regulations, notification etc. which are applicable to use of the Demised Premises.

L.

AND WHEREAS, THE LESSEE has requested THE LESSOR, and THE LESSOR has acceded to the request of THE LESSEE that THE LESSEE shall pay an initial bare shell rent of Rs. 61/- (Rupees Sixty One only) per sq. ft per month to THE LESSOR for the initial term of the Lease Deed i.e from 15th May, 2011 to 14th May, 2014. However, the escalation of bare shell rent will be on Rs. 57/- (Rupees Fifty Seven only) per sq. ft per month at the end of first term of the Lease Deed i.e. from 15th May, 2014 to 14th May, 2017 and 15% on Rs. 65.55/- (Rupees Sixty Five and Paise Fifty Five only) per sq. ft per month at the end of second term of the Lease Deed i.e. from 15th May, 2017 to 14th May, 2020 respectively.

M.	On THE LESSEE’s behalf, has negotiated the Lease Deed through signatory of this Lease Deed/ Legal counsel/ Advocate namely .

On THE LESSOR’s behalf, the Lease Deed has been negotiated through, Mr. Goutam Karmakar.

N.	AND WHEREAS both the Parties have agreed to enter into this Lease Deed on the terms and conditions stipulated in this Lease Deed and Annexures I to XIII annexed hereto:

NOW THEREFORE IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES HERETO AS FOLLOWS:-

1.

THE LESSOR hereby leases out to THE LESSEE and THE LESSEE takes on lease from the Date of Possession /Lease Commencement Date i.e, 15th May, 2011 (as specified in Annexure-II), office space admeasuring an aggregate super built up area of 1,356.373 sq. mtrs (14,600 sq. ft.) on a portion of 12th Floor in Tower C (as shown in Annexure III(b) in Building No. 10, DLF Phase – II, DLF Cyber City, Gurgaon as more detailed in Annexure – II (hereinafter referred to as the “Demised Premises”), the area calculations for which are defined in Annexure – IV to this Lease Deed, and also obtains the right to use only the common areas in the said Building/said Plot to be used by THE LESSEE together with other occupants in the said Building and the right to park cars in terms of this Lease Deed, in the car /two wheeler parking spaces earmarked in the basement(s)/stilt/surface/mechanical car /two wheeler parking spaces by THE LESSOR.

2.	The rent and car /two wheeler parking space charges as specified in this Lease Deed shall commence from the Date of Rent Commencement as specified in Annexure – II.

The maintenance and other charges as specified in this Lease Deed shall commence from the Date of Possession/ Date of Lease Commencement, as specified in Annexure – II.

Facade signage charges( if any ) shall commence from Date of Lease Commencement or the date on which such facade signage has been taken up by THE LESSEE.

The detailed calculations of rent, car /two wheeler parking space charges & security deposits payable by THE LESSEE during the period of this lease are given in Annexure – V to this Lease Deed.

3.	During Lock-in-period as given in Annexure – II (the ‘‘Lock-in period”), starting from the Date of Lease Commencement, THE LESSEE confirms that THE LESSEE shall not terminate the Lease Deed. However, THE LESSEE can terminate the Lease Deed, without cause, at any time after the expiry of the Lock-in period of lease by giving prior notice in writing or payment of rent and other dues in lieu of the notice to THE LESSOR as per the notice period mentioned in Annexure – II. In the event of THE LESSEE terminating the Lease Deed before the expiry of Lock- in- period, THE LESSOR shall also be entitled to payment of rent, car /two wheeler parking space charges for the then existing car parking spaces, if any, facade signage charges (if any), maintenance charges, taxes and any other charges payable under the lease deed etc., if any, for the entire unexpired period of the Lock- in- period, from THE LESSEE and THE LESSEE undertakes to pay the said charges without any objections whatsoever.

THE LESSEE agrees that if THE LESSOR is constrained by the acts of THE LESSEE which involve breaches / defaults of the Lease Deed or if THE LESSEE or its bankers have dishonoured the cheques made in payment of various sums due under the Lease Deed, and if THE LESSEE fails to rectify the breach/default within 36 working hours of such breach/default; in that case THE LESSOR will have a right to terminate this Lease Deed and claim outstanding arrear of rent, maintenance charges, car /two wheeler parking charges, signage charges (if any), taxes and other charges payable under the Lease Deed including the rent for the unexpired lock-in-period and THE LESSEE hereby undertakes to pay the said sums without any demur or protest whatsoever and will not raise any claims or disputes in this regard.

THE LESSOR’s right of terminating this Lease Deed shall be as contained in this Clause and Clause 58 of the Annexure – I appended to the Lease Deed.

4.	THE LESSEE agrees, that in consideration of THE LESSOR granting the right to use car/ two wheeler parking spaces as mentioned in Annexure – II earmarked in the basement(s)/stilt/surface/mechanical car /two wheeler parking spaces (plan attached as Annexure – VII to this Lease Deed) to perform all its obligations under this Lease Deed pertaining to use of car/ two wheeler parking spaces.

5.	THE LESSEE shall not have the right to terminate this Lease Deed and vacate the Demised Premises until the expiry of the Lock in period as mentioned in Annexure – II starting from the Date of Lease Commencement. Thereafter, THE LESSEE shall have an option to renew the Lease Deed for such term(s) as mentioned in Annexure – II by giving advance notice in writing six (6) months’ prior to the expiry of the first term of the Lease Deed and further prior to the expiry of the second term of Lease Deed THE LESSOR may pursuant to the notice of renewal received by THE LESSOR, execute and cause the renewed Lease Deed to be registered, at the cost of THE LESSEE, and the renewed Lease Deed shall be, to the extent possible, on the same lines hereof except only that the rent (and correspondingly, the security deposits, car/ two wheeler parking charges and signage charges, if any) shall be enhanced as mentioned in Annexure – II. Subject to clauses contained herein, till the time Lease Deed is renewed THE LESSEE will continue to pay rental at escalated rate and THE LESSOR will send the invoices at such escalated rate. The lock in period shall not be applicable to the Lease Deeds when renewed.

THE LESSEE agrees that in case THE LESSEE terminates the Lease Deed prior to the expiry of Lock- in -period as mentioned in Annexure – II to this Lease Deed, then THE LESSEE hereby authorizes THE LESSOR to deduct from the deposits lying with THE LESSOR, the entire rent, car/ two wheeler parking charges for the then existing car parking, if any, facade signage charges(if any), maintenance charges, taxes and any other sums due and payable under this Lease Deed for the unexpired period of the Lock- in- period and such other sums due and payable under this Lease Deed as on that date. Further, THE LESSEE undertakes to pay the balance, if any, remaining after such adjustments, deductions on or before the expiry of notice of termination or termination by THE LESSOR for breach of terms and conditions contained in the Lease Deed by THE LESSEE.

In the event THE LESSEE terminates the Lease Deed prior to the expiry of lease tenure and has also availed any rent free period (period between the Lease Commencement Date and Rent Commencement Date) during the lease tenure, an amount equivalent to the proportionate rent free period extended for the unexpired lease tenure shall be refunded by THE LESSEE to THE LESSOR or deducted from the deposits lying with THE LESSOR.

6.	Within 15 days of THE LESSEE paying all its dues under this Lease Deed and delivering peaceful, vacant and physical possession of the Demised Premises on or before the last day of the validity of the Lease Deed, THE LESSOR shall refund all the refundable security deposits without any interest thereon under this Lease Deed deposited by THE LESSEE only after adjusting outstanding dues, if any.

In case of delay by THE LESSOR in refunding the Interest Free Refundable Security Deposits, THE LESSEE shall be entitled to retain possession of the Demised Premises without use and without payment of rent and other charges for such period of delay.

7.	The Lease Deed along with the Annexures annexed hereto constitutes the entire agreement between the Parties and revokes and supersedes all previous discussions written or oral, correspondence, and/or any deeds between the Parties. This Lease Deed shall not be changed or modified except by written amendment duly agreed and signed by the Parties.

8.	The original Lease Deed duly executed and registered in terms of this Lease Deed shall be retained by THE LESSOR and copy of the same certified to be a true copy will be provided to THE LESSEE by THE LESSOR. The original Lease Deed shall be produced by THE LESSOR as and when required by THE LESSEE.

9.	Failure of either Party to enforce at any time or for any period of time the provisions hereof shall not be construed to be waiver of any provisions or of the right thereafter to enforce each and every provision hereof.

10.	THE LESSOR shall not be held responsible for any consequences or liabilities under this Lease Deed if it is prevented in performing its obligations under the terms of this Lease Deed by reason of laws or regulations, action by any local body or authority, local or otherwise, riots, insurrection, war, terrorist action, acts of God and unforeseen circumstances beyond its control. The performance of THE LESSOR’s obligation under this Lease Deed shall be subject to the regular payment of rent including other payments as stipulated in this Lease Deed.

11.	The disputes or differences between THE LESSOR and THE LESSEE pertaining to performance of the terms and conditions of this Agreement shall be settled amicably within 15 days through consultation between the Parties. Thereafter, if the Parties have failed to reach an amicable settlement on the disputes or differences in respect of performance of this Agreement, such disputes or differences shall be submitted to Arbitration for final adjudication.

Reference to arbitration shall be in accordance with the provisions of the Arbitration and Conciliation Act 1996 and/or any statutory modifications thereto by an Arbitral Tribunal consisting of three arbitrators. Each Party shall appoint its nominee arbitrator and both the appointed nominee arbitrators shall appoint third arbitrator, who shall be the Presiding Arbitrator. If the nominee arbitrators fail to reach a consensus on the Presiding Arbitrator, the parties shall approach the Court for appointment of a Presiding Arbitrator.

To invoke the arbitration clause, THE LESSEE must have paid all the pending rentals, maintenance and other charges as per the Lease Deed. During the arbitration proceedings, both THE LESSEE and THE LESSOR shall continue to fulfill their obligations under the Lease Deed.

The Civil Courts at Gurgaon and Punjab and Haryana High Court at Chandigarh, alone shall have jurisdiction for the purposes of this agreement.

12.	That this Lease Deed and the rights and obligations of the Parties under or arising out of this Lease Deed be construed and enforced in accordance with the laws of India.

The terms and conditions agreed between THE LESSOR and THE LESSEE containing interalia a) covenants and conditions to be observed and performed by THE LESSEE, and b) covenants and conditions to be observed and performed by THE LESSOR, are as per Annexures I to XIII of this Lease Deed. These Annexures I to XIII shall form an integral part of this Lease Deed and shall be binding on THE LESSOR and THE LESSEE.

THE LESSOR M/s DLF Cyber City Developers Limited through its Authorized Signatories Mr. Ramesh Sanka and Mr. Goutam Karmakar authorized to execute Lease Deeds etc. has executed this Lease Deed. This Lease Deed will be presented for registration before the Registering Authority and got registered by Shri Jasmer Singh S/o Shri Balwant Singh R/o C-68, Indira Enclave, Neb Sarai, New Delhi 110068, who has been authorized vide Resolution dated                      of THE LESSOR to appear before the Registering Authority and present for registration, acknowledge and get registered the Deed executed by Mr. Ramesh Sanka and Mr. Goutam Karmakar on behalf of THE LESSOR.

IN WITNESS WHEREOF the Parties hereto have set their hands to these presents on the day, month and year first and above mentioned.

THE LESSOR:

SIGNED AND DELIVERED on behalf of the above named DLF Cyber City Developers Limited acting through Mr. Ramesh Sanka and Mr. Goutam Karmakar, its Authorized Signatories:

In the presence of:

For and on behalf of
WITNESSES:	DLF Cyber City Developers Ltd.

1	/s/ Ramesh Sanka /s/ Goutam Karmakar
(Ramesh Sanka) & (Goutam Karmakar)
AUTHORIZED SIGNATORIES
2

THE LESSEE:

SIGNED AND DELIVERED on behalf of the above named Cvent India Private Limited acting through Mr. Varun Sareen & Mr. Anuj Sehgal its Authorized Signatories:

In the presence of

WITNESSES

1	For and on behalf of Cvent India Private Limited

/s/ Varun Sareen /s/ Anuj Sehgal
(Varun Sareen) &(Anuj Sehgal)
2.	AUTHORIZED SIGNATORIES

ANNEXURES

I	–	Detailed Terms and Conditions between THE LESSOR and THE LESSEE

11	–	Commercial Terms and Conditions

III (a)	–	Description of the Plot

III (b)	–	Description of the Floor Plan

IV	–	Super Built-up area calculations

V	–	Statement of rent, Interest Free Refundable Security Deposit, Interest Free Refundable Maintenance Security Deposit and Car/ Two Wheeler parking space charges payable by THE LESSEE to THE LESSOR during the lease period.

VI	–	Monthly Maintenance and service expenditure (Indicative)

VII	–	Car/ Two Wheeler parking spaces earmarked for use by THE LESSEE

VIII	–	Tentative Building Specifications

IX	–	Handover of Demised Premises for Occupation

X	–	THE LESSEE’s responsibility during interior fit-outs work, additions/modifications/alterations of interior works and during the Lease Tenure/Lease Renewal and operations during the lease period/ lease renewal

XI (a)	–	Charges for Power

XI (b)	–	Charges for Maintenance

XII	–	Merger / Amalgamation Undertaking

XIII (a & b)	–	Electronic Clearing System Activation form

ANNEXURE-I

TERMS AND CONDITIONS FORMING AN INTEGRAL PART OF THE LEASE DEED DATED                      BETWEEN M/s DLF CYBER CITY DEVELOPERS LIMITED AND M/s CVENT INDIA PRIVATE LIMITED. WHILE NOT DEROGATING FROM THE MUTUAL PROMISES SET OUT THEREIN:

TERMS AND CONDITIONS

1.

THE LESSOR shall charge and THE LESSEE shall pay an initial bare shell rent of Rs. 61/- (Rupees Sixty One Only) per sq. ft. per month for initial term of the Lease Deed (i.e. from 15th May, 2011 to 14th May, 2014) however, the bare shell rent will be Rs. 65.55/- (Rupees Sixty Five and Paise Fifty Five Only) per sq. ft per month at the end of first term of the Lease Deed i.e. from 15th May, 2014 to 14th May, 2017 and Rs. 75.38 /- (Rupees Seventy Five and Paise Thirty Eight Only) per sq. ft per month at the end of second term of the Lease Deed i.e. from 15th May, 2017 to 14th May, 2020 respectively, as detailed in Annexure – II on the super built – up area of the Demised Premises to be paid fully without any and all deductions whatsoever save and except the deduction of tax at source, if applicable. The liability towards payment of Service Tax and other taxes as applicable on monthly rents shall be borne by THE LESSEE.

2.

THE LESSEE shall pay to THE LESSOR or its nominees/permitted assigns, by cheque / bank draft/wire transfer payable as detailed in Annexure II of this Lease Deed the rent and all other sums payable under this Lease Deed. Payments to be done as per Annexure XIII (as required). In case the Rent Commencement Date is other than the first of the month, in such case THE LESSEE shall pay Rent and other sum payable under the lease Deed in advance for the portion of the month i.e. from the Rent Commencement Date to last day of the month and also for the following month. Thereafter the rent and all other sums payable under this Lease Deed shall be paid on the 1st day of each calendar month (due date) but not later than the 7th day, in advance for the month in respect of which such sums are payable.

3.	The rent is exclusive of all the taxes. In addition to the rent payable for the Demised Premises as stipulated in this Lease Deed, THE LESSEE shall also be liable to bear and pay on its sole account the entire part of any and all levies, duties, taxes on Demised Premises, land and building, charges, rates, cesses, fees, wealth-tax, penalties thereof etc. imposed/demanded by the Central or the State Government / any local body and/or other authorities and all increases and/or fresh impositions thereof as applicable and attributable to the said Plot / said Building / Demised Premises on lease with them on a pro rata basis as determined for the Demised Premises and supported with the relevant documents and from the Date of Lease Commencement.

The incidence of taxes on property, levies, rates, cesses, charges and fees, wealth tax, etc. from the Date of Lease Commencement is nil.

THE LESSEE shall also be liable to fulfill any and all procedural requirements as may be prescribed by the Central or the State Government/any local body/all other authorities in connection with the subject matter hereof.

4.

In the event, any such fresh imposition and/or increase as stated above in Clause 3 hereof is levied retrospectively, the liability of THE LESSEE shall relate only to the period on and from the Date of Lease Commencement. The said amount shall be paid separately by THE LESSEE to THE LESSOR as indicated below in terms of this Lease Deed. All such fresh impositions and/or increases as above stated shall be paid by THE LESSEE to THE LESSOR within fifteen (15) days of written demand by THE LESSOR to THE LESSEE, giving details thereof duly supported with copies of the relevant documents, if any, from the Central or State Government/local body / any and all authorities, as the case may be. In the event any and all such levies, duties, taxes on property, charges, rates, cesses, fees, wealth-tax, penalties etc., referred to above and/or such fresh imposition and/or increase is payable by THE LESSEE directly to the Central or State Government/local body/any and all authorities as the case may be, THE LESSEE shall pay the same directly immediately upon the same becoming due. Any default made by THE LESSEE in complying with the terms of the clause under reference and clause 3, shall be entirely at the costs and consequences of THE LESSEE and THE LESSEE shall be liable for payment/s of penalties, outstanding dues arising therefrom.

5.	Power/ Electricity and Power back-up Charges:

THE LESSEE shall pay by due date the bills for consumption of power/ electricity in the Demised Premises as recorded in the meters or as demanded by THE LESSOR or its nominees or assigns including DLF Utilities Limited (“DUL”). The power/electricity for the Demised Premises during interior works/lease tenure shall be supplied from Grid/Utility Companies. However, in case of non availability of power/ electricity from grid/utility companies, THE LESSOR shall provide THE LESSEE with back up power from their diesel/gas based generators. The charges for such power/ electricity and back-up power will be as per Annexure XI (a).

A separate meter for recording power/ electricity consumption in the Demised Premises shall be provided by THE LESSOR for the supply of power/ electricity from normal grid/utility companies subject to availability of such power/ electricity. The cost of such meter shall be borne by THE LESSEE.

A separate meter shall be provided by THE LESSOR for recording consumption of power in the Demised Premises supplied through the back-up power. The cost of such meter shall be borne by THE LESSEE.

Water Charges: THE LESSEE shall pay by due date the bills for consumption of water in the Demised Premises as recorded in the meters or as demanded by THE LESSOR or its nominees or assigns including DUL.

A separate meter for recording water consumption shall be provided in the Demised Premises by THE LESSOR. The cost of such meter including any deposit required shall be borne by THE LESSEE.

In case of there being common meter(s) for common areas of the said Building for recording the consumption by THE LESSEE jointly with the other tenants or occupants of the said Building, THE LESSEE shall pay the proportionate cost of water calculated on the super built-up area of the Demised Premises.

6.	Maintenance Charges: At present various maintenance, facilities and amenities within the said Plot / said Building/Demised Premises and civic amenities in the said Complex where the Demised Premises/said Building are located are being maintained by THE LESSOR or DLF Utilities Limited (“DUL”), or any of the nominees/ assigns of THE LESSOR. Maintenance services are as set out in Annexure – VI to this Lease Deed, charges of which are payable to THE LESSOR or DUL or any other nominees / assigns of THE LESSOR by THE LESSEE as per bills raised by THE LESSOR or DUL or any of its nominees/assigns.

The maintenance charges for THE LESSEE’s office hours/extra office hours/ 24*7 operations excluding Public and National Holidays shall be calculated at 1.2 times the actual expenditure being incurred payable from the Lease Commencement Date/Date of Occupation. The maintenance charges will be as per Annexure XI (b).

Maintenance services on National Holidays can only be provided if THE LESSEE gets the requisite approval from the local administration/ competent authority(ies) and not otherwise.

The maintenance charges shall be subject to deduction of Income Tax at source as applicable, from time to time. Additional charges towards Service Tax (es) and other taxes as applicable on maintenance charges, shall also be payable by THE LESSEE

On completion of the financial year, THE LESSOR/its nominees will provide THE LESSEE audited certificate of expenditure towards Maintenance Charges incurred during the said financial year. Any under-recovery by THE LESSOR/its nominees shall become payable by THE LESSEE to THE LESSOR /its nominees and any over-recovery by THE LESSOR/its nominees shall become refundable by THE LESSOR/its nominees to THE LESSEE.

In the event the building is already operational and THE LESSEE is carrying out the fit out works but does not utilize the central air conditioning for the Demised Premises during the fitout period; maintenance will be charged at 50% of the normal maintenance charges as mentioned above.

7.	THE LESSEE agrees that, in consideration of THE LESSOR granting lease and THE LESSEE in consideration of taking on lease the Demised Premises and due performance of all its obligations stipulated in this Lease Deed, THE LESSEE shall pay and always maintain with THE LESSOR during the entire term of this Lease Deed, an Interest Free Refundable Security Deposit (“Interest Free Refundable Security Deposit”) for an amount as mentioned in Annexure – II.

8.	THE LESSEE shall pay an amount as mentioned in Annexure II, as Interest Free Refundable Security Deposit simultaneous with the signing of this Lease Deed and before handover for interior works.

In case of delay by THE LESSOR in refunding the Interest Free Refundable Security Deposit, THE LESSEE shall be entitled to retain possession of the Demised Premises without use and without payment of rent and other charges for such period of delay.

9.	Upon increase in rent as mentioned in Annexure – II, the aforesaid Interest Free Refundable Security Deposit shall automatically stand increased proportionately as mentioned in Annexure – II. The increased amount of Interest Free Refundable Security Deposit shall be paid by THE LESSEE along with the rent due for the month succeeding the month in which the term of the Lease Deed is renewed.

10.	The entire amount paid by THE LESSEE as Interest Free Refundable Security Deposit during the lease period shall be kept by THE LESSOR which shall be refunded by THE LESSOR to THE LESSEE without any interest within 15 days of THE LESSEE surrendering peaceful, vacant and physical possession of the Demised Premises in bare shell condition on expiry or earlier termination of this Lease Deed, if any and subject to adjustment or deduction of arrears of rent, charges and any other dues, if any, due and payable under this Lease Deed or as renewed from time to time.

11.	On signing and execution of this Lease Deed before handover for interior works, THE LESSEE agrees to pay to THE LESSOR an amount as mentioned in Annexure – II as Interest Free Refundable Maintenance Security Deposit for THE LESSEE’S office hours basis. However, in the event THE LESSEE opts for 24*7 operations basis any time during the lease tenure/ renewed lease tenure, the Interest Free Maintenance Security will be enhanced as mentioned in Annexure – II. THE LESSEE will deposit the additional Interest Free Maintenance Security Deposit immediately on exercising the 24*7 basis operation option. The Interest Free Maintenance Security Deposit shall be refunded to THE LESSEE within 15 days of surrendering peaceful, vacant and physical possession of the Demised Premises in bare shell condition and after adjustment of any amount due from THE LESSEE on account of maintenance and other charges under this Lease Deed and after making adjustments, deductions or reimbursement for any damages suffered by THE LESSOR on account of any default or breach of any obligation by THE LESSEE under this Lease Deed.

In case of delay by THE LESSOR in refunding the Interest Free Refundable Maintenance Security Deposit, THE LESSEE shall be entitled to retain possession of the Demised Premises without use and without payment of rent and other charges for such period of delay.

12.	After the said Lock- in- period, THE LESSEE may terminate the lease by giving six (6) months’ prior notice in writing to THE LESSOR or by payment of proportionate equivalent rent, car/ two wheeler parking space charges, signage charges, if any, maintenance charges, taxes and all other charges / sums stipulated under this Lease Deed in lieu of the notice period stipulated herein. Upon the expiry of six (6) months from the date of notice, as aforesaid, the lease shall stand terminated and THE LESSEE shall be liable to pay to THE LESSOR the entire rent, car/ two wheeler parking charges, maintenance charges, other charges, taxes etc. as set out in this Lease Deed for the period upto the date of vacation of the Demised Premises and handing over vacant, peaceful and physical possession of the Demised Premises.

That upon the expiry of lease or renewed lease as mentioned in Annexure – II or upon expiry or earlier termination during the initial lease period or renewed period as stipulated above, this Lease Deed will expire and come to an end and THE LESSEE shall pay to THE LESSOR for the period of occupation of the Demised Premises till the date of vacation of the Demised Premises, the entire rent, car/ two wheeler parking space charges, maintenance charges, other charges, taxes etc. as set out in this Lease Deed and till handing over vacant, peaceful and physical possession of the Demised Premises. If THE LESSEE fails to pay as aforesaid and hand over vacant, peaceful and physical possession of the Demised Premises on the date of expiry of the last day of lease as contained in this paragraph or termination by THE LESSOR for breach of terms and conditions contained in the Lease Deed. THE LESSEE agrees to pay to THE LESSOR additional rent calculated @ Rs. 89,060/- (Rupees Eighty Nine Thousand and Sixty only) per day for occupation of the Demised Premises by THE LESSEE along with normal lease rentals and in such an event THE LESSEE hereby authorizes THE LESSOR to withhold without any interest the refund of all the refundable security deposits lying with THE LESSOR. THE LESSEE confirms that the payment of such additional rent is fair and reasonable and undertakes not to call in question the same. THE LESSEE further agrees and authorizes THE LESSOR, in the event of such occupation of the Demised Premises exceeding a period of three (3) months beyond the expiry or last day of earlier termination of the lease, to forfeit all the refundable security deposits lying with THE LESSOR and in addition to continue to be liable and pay additional rent as given above in this para per day for the number of days of such occupation beyond the expiry or earlier termination of the Lease Deed along with normal lease rentals till all payments due under the Lease Deed and in this clause are paid.

13.	THE LESSEE shall pay every month in advance, along with the rent, proportionate charges for the operation / maintenance / service charges (more specifically detailed in Annexure – VI) in respect of the central air-conditioning / heating plant, the cost of running, maintenance and servicing of the service / utility lifts, generators, the cost of cleaning the said Plot and said Building, maintenance of lawn/grounds/ cost of security services, electricity charges, water charges and such other necessary/ancillary expenses of and incidental to the preservation and maintenance of the said Building / Plot in which the Demised Premises is located and for the adequate provision of common services and facilities at a charge which shall be 1.2 times the actual expenditure on a calculation based on pro rata basis corresponding to the super built-up area of the Demised Premises.

14.	Subject to all local laws applicable, THE LESSOR shall, through its architect identify the location(s) and provide space for signage if available at the floor occupied by THE LESSEE, as approved by the architect and THE LESSEE will be allowed to put signage on such location(s). All taxes, if any levied by the Government including service tax, duties, rates, cesses, costs and charges relating to the signages payable to the authorities concerned shall be borne and paid by THE LESSEE directly.

15.	THE LESSOR reserves the Building Naming rights inside and on the external facade of the said Building. The facade of the said Building shall also be used by other Lessees for displaying their name and advertisements as per THE LESSOR’s approval. THE LESSEE shall, at no point of time, raise any objection on any ground whatsoever in relation to the same.

Upon naming the said Building, THE LESSOR and other Lessees of the said Building, shall use such Building name in the business addresses for all purposes. THE LESSEE shall further raise no objection if THE LESSOR is made to display some other number or name on the said Building or in compliance of any court order, government order, order of the local body etc.

16.	THE LESSEE agrees to pay deposit for bulk supply of electricity as mentioned in Annexure – II of the Lease Deed to THE LESSOR or DUL or any authorized company /nominees / assigns of THE LESSOR. Further, THE LESSEE agrees to reimburse to THE LESSOR or DUL any authorized company/ nominees/ assigns of THE LESSOR, any costs, charges, deposits, etc. as may be demanded by THE LESSOR or any authorized company/ DUL /nominees / assigns of THE LESSOR or any other agency supplying power to the Demised Premises from time to time during the term of the Lease Deed/Renewed Lease Deed for arranging bulk electricity supply to the said Plot / said Building / Demised Premises and such deposits are to be payable on the basis of proportionate electricity load provided to the Demised Premises and proportionate load attributable to THE LESSEE in respect of common areas of the said Plot / said Building. Any deposit to be refunded shall be refunded by THE LESSOR to THE LESSEE after adjusting amounts, if any, due and payable by THE LESSEE to THE LESSOR on the expiry and or earlier termination of this Lease Deed and on handing over the peaceful physical and vacant possession of the Demised Premises by THE LESSEE to THE LESSOR.

17.	The specifications and information as to the materials used in construction of the Demised Premises are set out in Annexure – VIII and any change in the specifications as set out in Annexure – VIII, if desired by THE LESSEE, shall be implemented by THE LESSOR subject to feasibility and approvals at a rate which shall be 1.2 times the actual cost which shall be paid by THE LESSEE to THE LESSOR.

The terms and conditions quoted above are for bare shell condition of the Demised Premises.

The entire cost of the finishing works related to the common passage including the cost of the partition wall will be paid by THE LESSEE to THE LESSOR @ Rs. 50/- per sq. ft. of the leased super built up area on signing of the Lease Deed. This amount is non refundable and THE LESSEE will not deduct this amount from the rent or any amount payable by THE LESSEE under the Lease Deed. The Service Tax as applicable shall be additional and shall be borne by THE LESSEE.

THE LESSEE shall construct the toilets within the Demised Premises as per its own requirements and at its own cost.

In case the Demised Premises is not contiguous with the AHU due to which the ducting is required to pass through any other occupants’ premises on the same floor, then THE LESSEE will provide FCU/AHU for the Demised Premises and will also bring chilled water piping upto the Demised Premises.

However, in case of floor division into two or more offices, such that the services are to be shared amongst the occupants of the floor, THE LESSEE will design their services in sharing with the other occupants(s) on the floors. Similarly, THE LESSEE will not object to any other client passing their services from THE LESSEE’s Demised Premises (if required). Any damage to the interiors of THE LESSEE while passing of any common services by any other client will be rectified by the other client taking services through THE LESSEE’s premises.

THE LESSEE {if THE LESSEE is the first occupant to be using common AHU which is to be shared with the later occupant(s)}, will make arrangements in their ducting/plenum for tap-off for any client whose services arc designed from a common AHU shared by THE LESSEE.

The necessary electrical connection for the FCU/AHU to be done by THE LESSEE and connected to THE LESSOR’S panel by doing the necessary modifications. Also, the cost of chilled water piping/any electrical/plumbing/fire fighting modification shall be borne by THE LESSEE.

HVAC plenum and lowside ducting needs to be done by THE LESSEE at its own cost. In case, all occupants of the floor have closed their false ceiling and no duct is left for future clients, THE LESSEE occupying at later stage will have to install their own FCU and make the necessary connections to chilled water lines. THE LESSEE is required to share the cost of HVAC plenum/ ducting provisioning by the other client’s for them.

Any dismantling of false ceiling of common areas for services provisioning by THE LESSEE is to be made good(as per THE LESSOR’s specifications) by THE LESSEE at their own cost.

Sprinkler tap – off: THE LESSEE has to take tap – off for down type Sprinklers with installation of valves under supervision of Building services.

18.	THE LESSOR has provided to THE LESSEE car/ two wheeler parking spaces in the basement/stilt/surface/mechanical car parking/two wheeler spaces as earmarked in Annexure – VII subject to payment of rent and maintenance charges as per details mentioned in Annexure – II. In the event additional car /two wheeler parking spaces are required by THE LESSEE, THE LESSEE shall pay to THE LESSOR additional car /two wheeler parking space charges as may be mutually agreed between the Parties hereto for every additional car parking/two wheeler parking space provided by THE LESSOR, if available, on the same terms and conditions applicable to rent including rate of escalation, interest free refundable security deposit, maintenance charges stipulated in this Lease Deed.

In the event of THE LESSOR providing electro mechanical system for car /two wheeler parking spaces, the car/two wheeler parking spaces as earmarked in Annexure – VII may be re-allocated, provided, however, the number of car/two wheeler parking spaces shall remain the same in terms of this Lease Deed.

The liability towards payment of Service Tax and other taxes as applicable shall be borne by THE LESSEE.

19.	The use of car /two wheeler parking spaces in the basement(s)/stilt/surface/mechanical car/two wheeler parking spaces in the said Building shall be allowed to THE LESSEE only from 8 a.m. to 9 p.m. from Monday to Friday except Saturday, Sundays, Public and National Holidays. The above timings shall, however, be subject to such restrictions as may be imposed by any statutory authority or for security reason. THE LESSEE shall use the parking spaces only for the purposes of parking its cars and for no other use. THE LESSEE undertakes that it shall not make any constructions on the car /two wheeler parking spaces or create obstruction of any kind on it or around these spaces to hinder the movement of vehicles and persons. Further, without prior permission in writing of THE LESSOR, overnight parking of vehicles shall not be permitted for security reasons. Any usage of car/two wheeler parking spaces from 9 p.m. to 8 a.m. on weekdays and any usage thereof on Saturday, Sundays, Public and National Holidays would entail additional charges as determined by THE LESSOR.

20.	All costs, charges, expenses including penalties, payable on or in respect of execution and registration of this Lease Deed and on all other instruments and deeds to be executed pursuant to this Lease Deed, shall be borne and paid solely by THE LESSEE who shall be responsible for compliance of the provisions of Indian Stamp Act, 1899. The stamp duty and registration charges shall be paid by THE LESSEE to THE LESSOR at the time of signing of the Lease Deed and in any case before the handover for interior works. The Building Services will be released on registration of the Lease Deed.

21.	THE LESSEE shall be liable to pay interest @ 15% per annum on all amounts due and payable by THE LESSEE under this Lease Deed for the period of delay beyond the due date. This is in addition to the rights of THE LESSOR under clause 12 and Clause 58 of this Annexure-I given herein.

That further in the event of non-payment of rent or other amounts payable under this Deed for any month by the due date, THE LESSEE shall not be allowed to remove its equipments, furniture & fixtures, other movable properties etc. from the Demised Premises/ the said building till all the due amounts are paid.

22.	THE LESSEE shall pay all amounts agreed to be paid in the Lease Deed, provided, however, that the liability of THE LESSEE for such payments shall be calculated proportionately to the super built-up area of the Demised Premises and provided further that such liability shall commence from the date such revision / imposition/increase is effective or any subsequent date.

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE LESSEE:

23.	THE LESSEE shall plan and distribute its electrical loads in conformity with the electrical systems installed by THE LESSOR and get these works executed after due approval in writing from THE LESSOR. Provided further that, should modifications, additions, alterations be required in the fire-fighting, electrical and other systems already installed, THE LESSOR shall, if feasible make such changes and be entitled to recover from THE LESSEE, all additional cost incurred on this account at a charge which shall be 1.2 times of actual costs.

24.	To carry out day-to-day maintenance of the Demised Premises and the fixtures and fittings installed therein and the normal maintenance, minor repairs, including painting and distempering and polishing the interiors of the Demised Premises at its own cost.

25.	That if THE LESSEE fails to make full payments of rent, car/ two wheeler parking charges, facade signage charges, if any, Maintenance Charges of any kind and actual consumption charges of water, power and electricity, air-conditioning or discharge any rates, taxes, duties imposed upon the Demised Premises and payable by THE LESSEE in terms of this Lease within its due date, THE LESSOR shall be entitled, in its sole discretion and without notice, to stop supplying to THE LESSEE electricity / air conditioning/ water and / or all other services in addition to any other remedies/ actions THE LESSOR may take in its sole discretion. By doing so, THE LESSOR shall have no responsibility or liability for any loss and damage, if any, suffered by THE LESSEE and THE LESSEE shall not be entitled to lodge any claim whatsoever against THE LESSOR as a result of such action.

26.	That the common areas, facilities and amenities within the said Building shall be available for use only subject to the timely payment of maintenance charges and THE LESSEE agrees, that in the event of failure to pay maintenance charges on or before the due date, THE LESSEE shall not have the right to use or demand such common areas, facilities and amenities, THE LESSEE shall have no ownership rights, title, interest or claim whatsoever in the said Plot, common areas, facilities and amenities within the said Building.

27.	Not to do or permit to be done any act or thing which may render void or voidable any insurance relating to or in respect of a part or the whole of the said Plot, the said Building or the Demised Premises, or cause any increase in premium payable in respect thereof.

28.	To permit THE LESSOR and its agents at all hours to enter into the Demised Premises for the purpose of inspection or for any other purposes connected with or incidental to any maintenance issues such as fire, safety and security of the Demised Premises and the said Building including any emergency and/or unforeseen circumstances or in case of any inspection by any Government agency or any inspection by THE LESSOR with the directions of Government Agency. However, for periodic inspections, 2 days advance intimation will be given in writing to THE LESSEE, except in case of emergency (ies).

29.	To hand over the Demised Premises in bare shell condition together with THE LESSOR’s fixtures and fittings therein, in good order and condition (reasonable wear and tear excepted) on the expiry /earlier termination of the Lease, which ever is earlier.

30.	To use the Demised Premises as per zoning plan only and shall not carry on or permit to be carried on in the Demised Premises or in any part thereof any activities which shall be or are likely to be unlawful, obnoxious or of nuisance, annoyance or disturbance to other tenants/occupants of the said Building wherein the Demised Premises are situated or store any goods of hazardous or combustible nature or which are heavy so as to affect the construction or the structure of the said Building or any part thereof or in any manner interfere for common use.

31.	THE LESSEE may get the Demised Premises custom bonded for its operational needs with prior specific approval in writing from THE LESSOR; such approval shall be given for a period which will be 15 days less than the Lease Term and Renewal Term. In case of bonding, THE LESSEE shall arrange to get the Demised Premises de-bonded at its cost and expenses one month prior to the expiry of the Lease term / or renewal term/s thereof.

In case of THE LESSEE’S failure to get the Demised Premises de-bonded within the aforesaid period, it will be assumed that the peaceful, vacant and physical possession of the Demised Premises have not been handed over by THE LESSEE to THE LESSOR on the expiry of the Lease Term and THE LESSOR shall be entitled to claim damages, payments, dues in accordance with the terms of the Lease Deed.

32.	The Demised Premises shall be used by THE LESSEE only and THE LESSEE shall not assign, transfer, mortgage, sublease or grant leave & license or transfer or part with or share possession in any manner whatsoever, of any portion of the Demised Premises.

a) THE LESSEE shall not have any right to sublease any portion of the Demised Premises to any person, except its own subsidiaries / group companies, with prior written approval from the LESSOR that will not be unreasonably withheld by THE LESSOR. A Sub-Lease Deed on similar terms will then be executed between THE LESSEE and such sub lessee.

b) Such Sub-Lessee/ new entity shall be in the same line of business as THE LESSEE and shall not be a competitor of THE LESSOR or be in the same line of business as that of THE LESSOR i.e. real estate business. The business of the Sub- Lessee has to be a permissible business as per the statutory approvals.

c) In the event, THE LESSEE merges / amalgamates / consolidates and transfer its assets with/to any entity on account of any merger/amalgamation/consolidation, then a fresh Lease Deed with same terms and conditions for the balance terms of the lease shall be executed between THE LESSOR and the new entity. The new entity shall execute an undertaking as per the draft attached. In case of any outstanding dues payable by THE LESSEE to THE LESSOR as per Lease Deed, such outstanding amounts should be included in the petition to the appropriate court seeking permission for such merger/amalgamation/consolidation. THE LESSEE shall ensure that before approval of the scheme of merger/ amalgamation by the court having jurisdiction, the new entity executes an undertaking as per the format attached as the Annexure XII. Pending approval of any merger/ amalgamation/ consolidation, THE LESSEE will continue to make all payments payable as per the Lease Deed

d) All costs, charges, expenses including penalties, payable on or in respect of execution and registration of the fresh Lease Deed or Sublease Deed and on all other instruments and deeds to be executed pursuant to the fresh Lease Deed or Sublease Deed, shall be borne and paid solely by new entity/transferee who shall be responsible for compliance of the provisions of Indian Stamp Act, 1899.

e) However, a fresh Lease Deed will not be executed by THE LESSOR or the name of the Sub Lessee will not be taken on record till all dues are cleared by THE LESSEE and related documents are given to THE LESSOR.

f) However, at all times, including when the Demised Premises are sub-leased by THE LESSEE in accordance with the above, the Original LESSEE alone shall be responsible for enforcement / compliance of the terms and conditions of the Lease Deed to be executed in all the above eases.

g) A copy of sub-lease or lease shall be given to THE LESSOR for record purpose by THE LESSEE in all the above cases.

33.	Subject to clause 45, THE LESSEE shall not make any structural changes, additions or alterations in the Demised Premises without prior consent of THE LESSOR in writing.

34.	Upon its taking possession of the Demised Premises from THE LESSOR, THE LESSEE is satisfied that the construction work as also various installations as per Annexure – IX like electrification work, sanitary fittings, water, sewerage connections, fire fighting equipment and detection systems etc. are in good working condition and any issues, if any with respect thereto, have been resolved and rectified before its taking possession from THE LESSOR and that it shall not require THE LESSOR to perform any construction work, installations, etc in the Demised Premises (except structural repairs if any ) and there shall be no obligation whatsoever on the part of THE LESSOR to repair, renovate, improvise or to do anything concerning the Demised Premises, the said Building and the said Plot in any manner whatsoever.

35.	THE LESSOR has provided the fire fighting and fire detection system in accordance with the Amendment no.3 to the National Building Code of 1983 (SP7):1983 Part IV on each floor, common areas and basements of the building.

When the Demised Premises are handed over to THE LESSEE for interior fit – out works or when THE LESSEE carries any additional interior works / modifications / alterations during the Lease period or renewed lease period, THE LESSEE agrees that it shall carry out such work(s), without altering/ tampering with the fire fighting systems as installed therein. However, any modifications / additions / alterations to the existing fire fighting system shall be made by THE LESSEE with the prior written approval of THE LESSOR and by providing alternative and standby fire fighting system in the building.

THE LESSEE shall not, whether in the course of its interior fit-out works or as any thing ancillary thereto or at any time for any purpose whatsoever, execute or permit to be executed any works involving cutting/ chopping/ digging/ hacking/ dismantling in any manner or form/ destroying in any manner or form of the floors or walls of the Demised Premises without prior written permission of THE LESSOR.

Any lapse/violation/negligence on the part of THE LESSEE or its contractors / agents during any such interior works or additions/modifications/alterations resulting in any kind of hazard or fire in the Demised Premises/ the said Building, loss of life/ property including third party, damage to the Demised Premises / said building structure etc. and all financial and legal consequences arising there from shall be the sole responsibility of THE LESSEE and THE LESSEE shall not impose any legal and financial liability on THE LESSOR.

THE LESSEE’S responsibility during interior fitouts work, additions / modifications / alterations of interior works (referred hereinafter as interior works) and during the Lease Tenure/Lease Renewal Tenure and during operations is more detailed in ANNEXURE X to this Lease Deed.

In the event of any mishap occurring, THE LESSOR or its employees shall not be held responsible for any consequences arising from usage of lifts/escalators/eIevators provided in Said Building / said Complex.

36.	THE LESSEE hereby represents to THE LESSOR that it is the owner of and has full right, title and interest in and to all trade names, trademarks, service marks, brand name(s), logos, symbols and other proprietary marks etc. (collectively ‘IPR’) and that any IPR if used by it in Demised Premises and in the said Building/ Complex would not infringe the IPR of any third party. THE LESSEE further covenants that it has not received any notice of any claim against it involving any conflict or claim of conflicts.

In case the Demised Premises, in part or full, are sub-leased by THE LESSEE as per terms and conditions of the Lease Deed, the sub lessee shall give an undertaking to THE LESSOR that it is the owner of and has full right, title and interest in and to all trade names, trademarks, service marks, brand name(s), logos, symbols and other proprietary marks etc. (collectively ‘IPR’) and that any IPR if used by it in Demised Premises and in the said Building/ Complex would not infringe the IPR of any third party. The Sub-Lessee shall also give an undertaking to the effect that it has not received any notice of any claim against it involving any conflict or claim of conflicts with respect to IPR.

THE LESSEE/Sub Lessee covenants to THE LESSOR and undertakes to hold THE LESSOR harmless from any action brought about by any third party for any IPR infringement by THE LESSEE. THE LESSEE/Sub Lessee further undertakes that it shall defend any and all such acts, suits, proceedings, claims, judgments etc against THE LESSOR and any fees, costs, expenses of any kind related or incidental to any of the foregoing (including but not limited to) any fee (whether advocates, accountants or other professionals) costs and expenses of any kind incurred by THE LESSOR in preparing for, defending or taking any action with respect to the foregoing shall be borne by THE LESSEE/Sub Lessee, which THE LESSEE/Sub-Lessee agrees to pay within fifteen (15) days of demand by THE LESSOR.

37.	That THE LESSEE hereby agrees to comply with all the Laws, Rules, Regulations as may be applicable to the Demised Premises including but not limited to the provisions of Environment (Protection) Act. 1986, Water (Prevention and Control of Pollution) Act, 1974 Air (Prevention and Control of Pollution) Act, 1981, Municipal Solid Wastes (Management and Handling) Rules, 2000, Hazardous Wastes (Management and Handling) Rules, 1989 and Batteries (Management and Handling) Rules, 2001, Sales Tax, Service Tax and other applicable taxes and the Rules, Notifications etc, and their amendments made from time to time, and ascertain, in particular, compliance with the Central and State regulations concerning safe handling, storage, treatment and disposal of the wastes, and THE LESSEE shall always remain solely responsible for the consequences of non-compliance of the aforesaid Acts/ Rules.

38.	That THE LESSEE further agrees to install and operate and keep at all times in operational condition, various equipments, machinery etc. at its own cost and expenses in conformity with the provisions of Environment (Protection) Act, 1986, Water (Prevention and Control of Pollution) Act, 1974, Air (Prevention and Control of Pollution) Act, 1981, Municipal Solid Wastes (Management and Handling) Rules, 2000, Hazardous Wastes (Management and Handling) Rules, 1989 and Batteries (Management and Handling) Rules, 2001 etc in the Demised Premises and it shall always remain solely responsible to obtain and always keep valid and make available necessary certificates from the Pollution Control Board and/or other appropriate authorities in this regard.

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE LESSOR:

39.	During the term of the Lease Deed, THE LESSOR shall at its own cost, design and install a continuous and proper air conditioning that will maintain a temperature of approximately 23 Degree Celsius (±1° Celsius) throughout the year and shall use its best efforts to maintain the same in good order and shall operate and run the same to ensure air-conditioning facilities to the Demised Premises throughout the year and shall be entitled to recover from THE LESSEE, charges on the basis as are stipulated in this Lease Deed. Provided, however, that should THE LESSEE require any changes additions, alterations, in the system, due to its interior layouts. THE LESSOR may, if possible, make such changes and be entitled to recover from THE LESSEE, all additional costs incurred on this account at a rate which shall bel.2 times of the actual costs incurred.

40.	Except in the event of a mechanical defect and / or electrical failure, THE LESSOR shall provide air-conditioning facilities to the Demised Premises for THE LESSEE’S office hours except Public and National Holidays, Provided, however, that on receiving twenty four (24) hours’ notice, in writing, should THE LESSEE so desires, THE LESSOR, if possible and permissible, may at the exclusive cost of THE LESSEE, provide air – conditioning facilities, on Saturday and also Sundays and Public/ National Holidays, calculated at a rate which shall be 1.2 times the actual cost incurred on this account, to the Demised Premises beyond the timings fixed, as aforesaid for the provision of such facilities.

41.	Except to the extent of a mechanical defect and /or electrical failure, THE LESSOR shall maintain the lifts in the said Building serving the Demised Premises and operate and run the same during THE LESSEE’s office hours as specified above, on all week days except on Saturdays, Sundays, Public and National Holidays. On Saturdays, the lifts shall operate for first half of the day only. These timings shall, however, be subject to such restrictions as may be imposed by any competent authority/ies in this behalf. One of the lifts in the said Building shall, however, operate even after THE LESSEE’s office hours as well as in the second half on Saturdays and also on Sundays, Public and National Holidays.

42.	To carry out at its own cost all major and structural repairs to the Demised Premises and also to the said Building.

43.	To supply and maintain regular supply of power/ electricity and water to the Demised Premises.

44.	To keep the Demised Premises in wind and watertight condition.

45.	To permit to carry out at the cost of THE LESSEE, but without in any way damaging the main structure of the Demised Premises or the said Building, erection of internal partitions and other internal alterations and additions which are not visible from outside, as may be necessary for the business of THE LESSEE provided THE LESSEE shall give prior written intimation of thirty (30) days to THE LESSOR in writing and with prior written approval of THE LESSOR’s architect, THE LESSEE shall commence such alteration(s) or addition(s), provided, further that if any such additions or alterations, require the prior approval or permission of any Municipality or any other local body or authority, local or otherwise, or are governed by any rules or regulations. THE LESSEE shall not carry out such additions or alterations or erections without obtaining the prior permission or approval aforesaid and complying with such rules and regulations of such Municipal or local body or Government Authority. Provided further, that THE LESSEE shall upon vacating the Demised Premises remove such fixtures and fittings and restore the Demised Premises to THE LESSOR in its original condition, excepting reasonable wear and tear.

46.	To allow during the term of the Lease Deed, peaceful enjoyment of the Demised Premises.

COVENANTS AND CONDITIONS TO BE OBSERVED AND PERFORMED BY THE PARTIES:

47.	The super built – up area calculations are as provided in Annexure – IV hereto. All payments by THE LESSEE towards rent, interest free security deposit, interest free maintenance security deposit, maintenance and other charges etc. shall be determined and payable by THE LESSEE in terms of the final super built-up area to be determined on the Date of Possession/ Lease Commencement.

48.	In the event any local body / authority takes over the maintenance of such services and facilities / amenities and the payment for such services and facilities / amenities of said Complex (more particularly set out in Annexure – VI) to the local body / authority is to be made by THE LESSOR, then THE LESSEE agrees to reimburse all such costs and charges as may be levied in respect of the Demised Premises to THE LESSOR as may be demanded by THE LESSOR.

49.	THE LESSOR has provided electrical wiring only up to the main distribution board on each floor in the said Building and shall not provide any electric wiring, fixtures and fans etc., inside the office spaces which shall be installed by THE LESSEE at its own cost. Similarly air conditioning is provided by THE LESSOR up to air handling unit on each floor of the said Building. The internal distribution system of air conditioning in the Demised Premises shall be the sole responsibility of THE LESSEE.

50.	The fire fighting and fire detection system which is provided by THE LESSOR in accordance with Amendment no.3 to the National Building Code of 1983 (SP7):1983 Part IV is limited to installation of sprinklers and fire detection system in the basement(s) and common areas of the said Building such as lobbies, staircases corridors, etc. and service shaft for fire fighting and sprinkler services on each floor.

If, however, due to any subsequent legislation, Government orders, directives or guidelines or due to any change in the National Building Code, additional lire safety measures are undertaken, then THE LESSEE agrees to pay on demand additional expenditure incurred thereon for installing additional fire safety measures as determined by THE LESSOR which shall be final and binding on THE LESSEE. THE LESSEE agrees that, in case THE LESSEE so desires, it shall at its own cost and responsibility install fire fighting equipment and systems within the Demised Premises which shall be in compliance with the fire fighting regulations and safety systems as prevalent and approved by the Competent Authorities.

However, it is made clear that any lapse on the part of THE LESSEE in installing safe and adequate fire fighting systems within the Demised Premises or any fire, electrical or otherwise, or any kind of hazard originating from the Demised Premises shall not impose any legal and financial liability on THE LESSOR and THE LESSEE agrees to keep THE LESSOR indemnified and harmless in this regard. Similarly THE LESSEE shall ensure that the internal air-conditioning electrical systems and any other work done internally within the Demised Premises shall not pose any fire, electrical, structural, pollution and health hazards. THE LESSEE shall be solely responsible for all legal and financial consequences arising there from and THE LESSEE agrees to keep THE LESSOR indemnified and harmless in this regard.

51.	If THE LESSEE requires any extra fire fighting systems to be installed in the Demised Premises, including but not limited to extending fire fighting system in the Demised Premises, then the same shall be installed by THE LESSOR at a cost which shall be 1.2 times the actual costs, to be payable by THE LESSEE to THE LESSOR.

52.	In the event THE LESSOR suggests additional fire safety measures, though not statutorily required, for installation by THE LESSEE within the Demised Premises and THE LESSEE fails to implement THE LESSOR’s suggestion either fully or in part, then THE LESSEE alone shall be liable and responsible for all consequences arising from such inaction/decision on its part.

53.	It is abundantly made clear to THE LESSEE that the cost incurred by THE LESSEE, during the lease period, to install fire fighting and fire detection systems within the Demised Premises, shall be to its account solely and shall not be borne or refunded by THE LESSOR or deducted from the rent payable to THE LESSOR under any circumstances whatsoever.

54.	During the term of the Lease Deed and the renewed Lease Deed if any, THE LESSOR shall obtain fire and special peril insurance coverage of the entire said Building, including third-party liability and shall make timely payment of all insurance premiums.

55.	During the term of the Lease Deed and the renewed Lease Deed if any, THE LESSEE shall obtain comprehensive insurance coverage, including third-party coverage, of all interior works while carrying out interiors or thereafter from the time of take over of possession for interiors and lease term(s), renovations, furniture, equipment and/or other items kept or stored in the Demised Premises, THE LESSEE shall make timely payments of all insurance premia. THE LESSOR shall in no way be responsible for any loss occasioned by THE LESSEE on account of not obtaining comprehensive insurance coverage of all renovations, furniture, equipment and/or other items kept or stored in the Demised Premises.

56.	However, it is made clear that in the event of an accident or fire or damages for any other reason resulting in any loss, financial or otherwise to either party or to third parties, both Parties agree to take up the matter with their respective Insurance Companies through the insurance cover including third party liability.

THE LESSEE shall allow third party fire /safety inspectors being appointed by THE LESSOR /its nominees for fire /safety audit.

57.	That if at any time during the occupation by THE LESSEE of the Demised Premises, the lifts or the air conditioning system fails to function or fails to maintain the required temperature levels, THE LESSEE will be entitled to call upon and require THE LESSOR to remedy and rectify the system within a reasonable time. Provided, however, that THE LESSOR will ensure that there will not be total absence of lifts and air-conditioning for more than one day at a time.

58.	THE LESSOR may forthwith re-enter upon the Demised Premises or upon any part thereof or may terminate this Lease and this Lease Deed shall thereupon stand determined but without prejudice to any claim which THE LESSOR may have against THE LESSEE in respect of any breach, non – performance or non – observance of the covenants or conditions herein contained in the following events:

a)	If any amount payable by THE LESSEE to THE LESSOR by way of rent and other sums/ charges payable under this Lease Deed shall be in arrears and unpaid for a period of fifteen (15) days after the same has become due and THE LESSEE fails to clear the payments.

b)	If THE LESSEE shall omit to perform, observe any covenant or condition to be observed and performed on the part of THE LESSEE and shall continue to do so or fails to remedy the breach within fifteen (15) days of such breach or THE LESSEE is adjudicated as insolvent

It is further agreed by THE LESSEE that THE LESSOR shall be entitled to adjust all and any sums due to THE LESSOR including rent, car/two wheeler parking space charges, facade signage charges (if any) and maintenance charges for the unexpired lock in period of lease and to the extent of shortfall in notice period, taxes, interests, damages etc., against all security deposits made by THE LESSEE with THE LESSOR under this Lease Deed. In the event the aggregate of arrears of rent, any other sum due and payable and the above mentioned costs exceed the amounts deposited as security deposits with THE LESSOR, then THE LESSEE shall pay to THE LESSOR such amounts due to THE LESSOR, over and above such sums deposited by THE LESSEE with THE LESSOR.

59.

That if the Demised Premises or any part thereof be destroyed or damaged by fire (not caused by any willful act or negligence of THE LESSEE), earthquake, tempest, flood, lightning, violence of any army or mob or enemies of the country or by any other irresistible force so as to render the Demised Premises unfit for the purpose for which the same was leased, THE LESSEE may, temporarily vacate the whole or such portion of the Demised Premises as may be required to enable THE LESSOR to carry out repairs in order to restore the Demised Premises as it was then existing at the time of THE LESSEE entering into the Demised Premises (reasonable wear and tear excepted) and in such event, the payment of rent, other charges and maintenance/service charges till the affected area of the Demised Premises or portion thereof are repaired and restored to the state as specified above shall be subject to mutual agreement between the Parties.

60.	THE LESSEE undertakes that during the term of this Lease Deed or any renewal thereof, it shall maintain its corporate existence and shall not dissolve or liquidate or enter into an agreement with any party, including but not restricted to a compromise with its creditor(s) such that its corporate existence is or may be questioned, in which event, this Lease Deed shall automatically terminate.

In the event of THE LESSEE being adjudged insolvent or in the case of Company/ Firm being liquidated, the Lease shall stand automatically terminated and THE LESSOR shall enter into the Demised Premises to assume the possession which shall be without prejudice to the rights of THE LESSOR to claim/ recover its dues along with interest/ damages till the date of termination.

61.	THE LESSOR shall have the right to install posters, banners, contra-visions, any displays of multimedia/visual format in the common areas like lift lobbies, atrium(s), lifts etc. of the said Building.

62.	The entry to the lift lobby/atrium of the said Building will be permitted to the employees of THE LESSEE only through the Access Cards provided by THE LESSOR. The cost of such Access Cards shall be borne by THE LESSEE.

THE LESSEE shall provide THE LESSOR details of all employees for whom the cards are to be made at least one month prior to the Date of Occupation. Any additional cards required by THE LESSEE will be provided after one month from the date of request.

The cost of the Access Cards shall be paid to THE LESSOR at the time of making such request.

In the event of loss of Access Card by THE LESSEE’S employee(s), the same shall be intimated to THE LESSOR immediately by THE LESSEE so as to avoid any misuse thereof.

The new Access Card will be issued on receipt of written request from THE LESSEE along with the cost of Rs. 35/- per card.

In the event of cessation or termination of any employee of THE LESSEE, the Access Card shall be returned to THE LESSOR immediately to avoid any misuse thereof

63.	THE LESSEE agrees and consents that it would have no objection to THE LESSOR mortgaging or creating a third party charge on the Demised Premises subject to, however, that the creation of such mortgage / charge of the Demised Premises shall not affect the rights of THE LESSEE to use the Demised Premises during the lease period.

64.	THE LESSEE agrees and consents that it would have no objection for transfer either by way of sale, mortgage or in any other manner howsoever, of the Demised Premises and/or the said Building, provided, the rights of THE LESSEE in the Demised Premises remain unaffected vis-a-vis the transferee.

65.	THE LESSEE agrees and commits that THE LESSOR shall have sole and absolute right to make additions, raise storeys or put up additional structures as may be permitted by competent authorities (which may cause minimum disturbance) and such additional structures and storeys shall be the sole property of THE LESSOR, which THE LESSOR will be entitled to dispose of in any way it chooses without any interference on the part of THE LESSEE by itself or with one or more of the rest of occupants of the said Building, Further all the terraces of the said Building including the parapet walls of the terraces shall always be the property of THE LESSOR and THE LESSOR shall be entitled to use the same for any purpose as it may deem fit.

66.	That if during the term of the Lease Deed and the renewed Lease Deed if any, the Demised Premises or any part thereof be lawfully acquired or requisitioned by the

Government or any local body or authority, local or otherwise, THE LESSOR alone shall be entitled to any and all compensation payable and THE LESSEE shall not raise any claim in respect thereof on THE LESSOR.

67.	That if any provision of this Lease Deed shall be determined to be void or unenforceable under applicable law, such provisions shall be deemed amended or deleted to the extent necessary to conform to applicable law and the remaining provisions of this Lease Deed shall remain valid and enforceable.

68.	That THE LESSEE and THE LESSOR shall abide by the laws of the land and any and all local enactments in respect of this Lease Deed of the Demised Premises. THE LESSOR may, with intimation in writing to THE LESSEE, inspect the Demised Premises from time to time at frequencies considered necessary by THE LESSOR and should there be any violations, contraventions as are observed by THE LESSOR, THE LESSEE will ensure compliance with the requirements as per applicable laws.

69.	Any penalties levied by the Government, State, Municipal Body etc. as a result of non-compliance by either Party will be borne by the defaulting party in respect of the Demised Premises.

70.	That the building wherein the Demised Premises are located is a strictly no-smoking area. THE LESSEE shall ensure that no act in contravention of the provisions of ‘Prohibition of Smoking in Public Places Rules, 2008’ is committed in the Demised Premises or in the common spaces of the Building wherein the Demised Premises are located. In case any offence under the ‘Prohibition of Smoking in Public Places Rules, 2008’ is committed in the Demised Premises or in common areas of the said Building wherein the Demised Premises are located, by any employee/visitor of THE LESSEE, THE LESSEE shall be responsible for the same and any fine payable in respect thereof shall be paid by THE LESSEE and THE LESSOR shall not be responsible for the same.

71.	That any notice, letter or communication to be made, served or communicated unto THE LESSOR under these presents shall be in writing and shall be deemed to be duly made, served or communicated only if the notice, letter or communication is addressed to THE LESSOR at the address given below or such other addresses as may be intimated in writing by THE LESSOR in this behalf and sent by registered post/fax/email (given hereunder)/ speed post or delivered personally with acknowledgement. Similarly any notice, letter or communication to THE LESSEE by THE LESSOR or other authorized representatives of THE LESSOR shall be deemed to be made, served or communicated only if the same in writing is addressed to the below mentioned address of THE LESSEE or to the address of the Demised Premises when THE LESSEE has shifted to the same, by registered post/fax/email (given hereunder)/ speed post or delivered personally with acknowledgement. The communication is to be addressed to the following:

For THE LESSOR	For THE LESSEE
Head Marketing – North
10th Floor, DLF Gateway Tower,
‘R’ Block, DLF City Ph – III,
Gurgaon - 122002
Phone 91-124- 4057410
Fax 91-124-4057414
E Mail: lease-gurgaon@dlf.in

This Annexure forms an integral part of the Lease Deed.

For and on behalf of DLF Cyber City Developers Ltd.	For and on behalf of Cvent India Private Limited

/s/ Ramesh Sanka /s/ Goutam Karmakar	/s/ Varun Sareen /s/ Anuj Sehgal
(Ramesh Sanka) & (Goutam Karmakar)	(Varun Sareen) & (Anuj Sehgal)
AUTHORIZED SIGNATORIES	AUTHORIZED SIGNATORIES

ANNEXURE II

COMMERCIAL TERMS AND CONDITIONS FORMING INTEGRAL PART OF

LEASE DEED DATED                      BETWEEN M/s DLF CYBER CITY

DEVELOPERS LIMITED AND M/s CVENT INDIA PRIVATE LIMITED.

S.N Item	Description	Cross Reference (For convenience only) Reference Clause or

a) Demised Premises	Location – Phase II, DLF Cyber City, Phase III, Gurgaon	1 of Lease Deed

Building – DLF Building No. 10, Tower – C

Super Built up Area – Approx. 14,600 sq. ft.

Floor – A portion of 12th Floor

(Hereinafter referred to as “Demised Premises”).

The final super built up area would be subject to final measurements taken prior to the Date of Possession/Lease Commencement Date.

b) Aggregate super built up area under this Lease Deed	1,356.373 Sq. Mtr.	1 of Lease Deed

	14,600 Sq. ft.	1 of Lease Deed

(Fourteen Thousand and Six Hundred Square ft.)

c) Number of car/two wheeler parks in basement / stilt / surface / mechanical car parking spaces		4 of Lease Deed & 16 of Annexure – I

At the rate of Rs. 3,000/- per car park per month. The Service Tax and other taxes as applicable shall be additional.	15 (Fifteen)

Additional Car /two wheeler Parking Spaces at the rate of Rs. 5,000/- per car park per month provided such additional car parks are taken by THE LESSEE by Lease Commencement Date. The Service Tax and other taxes as applicable shall be additional.

Nil

TOTAL	15 (Fifteen)

d) Date of Possession	15th May, 2011	2 of Lease Deal

e) Date of Lease Commencement	15th May, 2011	2 of Lease Deed

f) Date of Rent Commencement	Bare Shell Payment of Rent by LESSEE shall commence from 15th September 2011.	2 of Lease Deed

For Car /Two Wheeler Parking spaces Charges: The payment shall commence from the Rent Commencement Date.

For Facade Signage Charges (if any) payment shall commence from Rent Commencement Date or the date when the signage is taken up by THE LESSEE.

g) Initial lease period from the Date of Lease Commencement	Three Years	11 of Annexure 1 of Lease Deed

h) Option to renew Lease Deed for further periods	Two Terms of Three years each.	5 of Lease Deed

i) Monthly Rent Payable on super built up area for initial lease period		1 of Annexure I of Lese Deed

Bare Shell	Rs. 61/- (Rupees Sixty One Only) Per Sq. Ft. Per Month amounting to Rs. 8,90,600/- (Rupees Eight Lacs Ninety Thousand and Six Hundred Only) per month for the initial term i.e. 15th May, 2011 to 14th May, 2014

Rs. 65.55/- (Rupees Sixty Five and Paise Fifty Five Only) Per Sq. Ft. Per Month amounting to Rs. 9,57,030 /- (Rupees Nine Lacs Fifty Seven Thousand and Thirty Only) per month at the end of first term i.e. from 15lh May, 2014 to 14th May, 2017.

Rs. 75.38/- (Rupees Seventy Five and Paise Thirty Eight Only) Per Sq. Ft. Per Month amounting to Rs 11.00,548 /- (Rupees Eleven Lacs Five Hundred and Forty Eight Only) per month at the end of second term i.e. from 15th May, 2017 to 14th May, 2020.

The Service Tax and other taxes on monthly rents as applicable shall be additional and shall be borne by THE LESSEE.

j) Increase in rent. Interest Free Security Deposit, Car / Two Wheeler Parking Charges, facade signage charges, if any, any other charges for subsequent periods of Lease	15% (Fifteen percent) at the end of first term will be on Rs. 57/- per sq. ft. per month w.e.f 15th May, 2014 and 15% (Fifteen percent) at the end	5 of Lease Deed & 9 of Annexure I of Lease Deed

of second term of lease will be on Rs. 65.55/- per sq. ft. per month w.e.f 15th May, 2017.

The Interest Free Refundable Security Deposit will be enhanced to be always equal to 06 months rent and shall increase by 15% on the bare shell rent of Rs. 57/- (Rupees Fifty Seven only) per sq. ft per month at the end of first term of the Lease Deed i.e. from 15th May, 2014 to 14th May, 2017 and 15% on Rs. 65.55/- (Rupees Sixty Five and Paise Fifty Five only) per sq. ft per month at the end of second term of the Lease Deed i.e. from 15th May, 2017 to 14th May, 2020 respectively.

The enhancement of rent, car/two wheeler parking charges, signage, charges(if any) and payment of enhanced Interest Free Refundable Security Deposit shall not lead to waiver of 6 months’ notice required to be given by THE LESSEE, as per the terms of this Lease Deed, for renewals of the Lease Deed.

k) Car parking space charges	15 (Fifteen) Car/two wheeler parking spaces will be provided in basement/ stilt/ surface/ mechanical car parking spaces on payment of Rs. 3,000/- per car park per month.	18 of Annex – I

Any additional car parks required by THE LESSEE will be given, subject to availability, @ Rs. 5,000/- per car park per month provided such additional car parks are taken by THE LESSEE by Lease Commencement Date.

The Service Tax and any other taxes on car parking charges as applicable shall be additional and shall be borne by THE LESSEE. For subsequent period(s) of lease, the amount shall stand increased by such percent as mentioned in item (j) above.

l) Bulk Electricity Supply Deposit @ Rs. 4,000/- per KVA for 88 KVA of Power Load Payable on Signing of this Lease Deed and before handover for interior works.	Rs. 3,52,000/- (Rupees Three Lacs and Fifty Two Thousand Only).	16 of Annex – I
50 (Fifty) KVA additional power load required by THE LESSEE shall be provided on payment of a non-refundable charge of Rs. 10,000/- per KVA of power load in addition to the refundable deposit of Rs.

4.000/- per KVA of power load amounting to Rs. 7,00,000 /- (Rupees Seven Lacs Only). However, any additional infrastructure cost required for supply of power from the source of power to the electrical tap off box on the floor shall be borne by THE LESSEE at Cost + 20% basis.

Any additional power load requirement beyond 138 KVA required by THE LESSEE shall be provided not exceeding 3% of 0.006 KVA per sq. ft. of leased area, subject to availability and on payment of a non-refundable charge of Rs. 10,000/- per KVA of power load in addition to the refundable deposit of Rs. 4,000/- per KVA of power load. However, any additional infrastructure cost required for supply of power from the source of power to the electrical tap off box on the floor shall be borne by THE LESSEE at Cost + 20% basis. Any additional power load requirement beyond 3% of 0.006 KVA per sq. ft. of leased area shall be discussed separately between the Parties

m) Interest Free Refundable Security Deposit always equivalent to rent of 06 (Six) months at any given point of lease payable on signing of Lease Deed	Rs. 53,43,600/- (Rupees Fifty Three Lacs Forty Three Thousand and Six Hundred Only)	7,8,9,10 of Annexure I of Lease Deed
For the initial period of lease. For subsequent periods of lease, the amount shall stand increased by such percent as mentioned in Clause (j) above.

n)      Interest Free Refundable Maintenance Security Deposit @ Rs 12.50/- per sq. ft. per month for a period of 06 (Six) months for THE LESSEE’s office hours i.e. from 8.00 a.m. to 9.00 p.m. from Monday to Friday except Saturdays, Sundays. Public and National Holidays payable on signing of this Lease Deed.

	Rs. 10,95,000/- (Rupees Ten Lacs and Ninety Thousand Only)	11 of Annexure I of Lease Deed

Maintenance services on National Holidays can only be provided if THE LESSEE gets the requisite approvals from the local administration / competent authority(ies) and not otherwise.

The above rates are estimations as on 1st April 2008 and will depend on the relevant rates of petroleum products, taxes, electricity rates, wages & salaries during the term of the Lease and any renewal thereof. All maintenance charges are at cost + 20% as given in Clause 6 Annexure I.

o) Lock- in- period from the Date of Lease Commencement.	36 (Thirty Six) Months	3 of Lease Deed and 12 of Annexure I

p) Notice period for termination of Lease Deed	06 (Six) Months, which can be issued at the end of 30 months of the lease.	3 of Lease Deed

q)      Cost of finishing works related to the common passage @ Rs. 50/- per sq.ft. of the leased super built up area payable on signing of this Lease Deed. The Service Tax and other taxes, as applicable shall be additional.

	Rs. 7,30,000/- (Rupees Seven Lacs and Thirty Thousand Only)	15 of Annexure I

r) Place at which the rent and all other sums payable by THE LESSEE to THE LESSOR by Cheques/ Bank drafts/ wire transfer.	New Delhi	2 of Annexure I

s) Charges for Electricity/Power for internal Usage	As per Annexure XI (a)

This Annexure forms an integral part of the Lease Deed.

For and on behalf of	For and on behalf of
DLF Cyber City Developers/ Limited	Cvent India Private Limited

/s/ Ramesh Sanka /s/ Goutam Karmakar	/s/ Varun Sareen /s/ Anuj Sehgal
(Ramesh Sanka) & (Goutam Karmakar)	(Varun Sareen) & (Anuj Sehgal)
AUTHORIZED SIGNATORIES	AUTHORIZED SIGNATORIES

ANNEXURE – III (a)

DESCRIPTION OF THE PLOT

ANNEXURE – III (b)

DESCRIPTION OF THE FLOOR PLAN

A.H.U
A.H.U
12 FL/ 2
11261 SFT
12 FL/ 3
22653 SFT
BLOCK-B
A.H.U
A.H.U
LIFT LOBBY
12 FL/ 4
16987 SFT
12 FL/ 1
14600 SFT

Note:

1. Partition wall for office-03 for an area of 18645 sq.ft has already been constructed on site. For increasing the area of office-03 to 22653 sq.ft, client occupying office-03 will have to dismantle the existing partition wall and will have to construct the new partition & plaster the same from both sides at their own as per the drawing above.
2. Office-03 (22653 sq.ft) will utilise 32000 cfm from AHU in AHU room no.3 and 9000 cfm from AHU in AHU no.4.
3. First client (from Office-3 & office-4) will have to leave provision of supply & return air ducts for the second client.

TENTATIVE TWELFTH FLOOR PLAN , BLOCK-C

BUILDING NO - 10 , DLF CYBER CITI

ANNEXURE – IV

AREA STATEMENT

TENTATIVE SUPER BUILT UP AREA CALCULATIONS
BLOCK 'C', BUILDING – 10, DLF CYBER CITY, GURGAON

FLOOR / OFFICE NO.	OFFICE AREA		TERRACE AREA		SUPER AREA		TOTAL SUPER BUILT UP AREA	
	(SQM)	(SFT)	(SQM)	(SFT)	(SQM)	(SFT)	(SQM)	(SFT)
12TH / 12F1	1085.100	11680	-	-	1356.375	14600	1356.375	14600
TOTAL	1085.100	11680	-	-	1356.375	14600	1356.375	14600

The Super built up area shall be the sum of Office area of the said premises and its prorata share of Common areas in the entire said Building- 10.

Whereas the Office area of the said premises shall mean the entire area enclosed by its periphery walls including area under walls, wall cladding, columns AHU and electrical rooms, half the area of walls common with other premises etc. which form integral part of said premises and prorata share of common passage leading to lift lobbies & fire escape staircase, if any, on this floor. Common area shall mean all such parts / areas in the said building which M/s CVENT INDIA PRIVATE LIMITED / Occupants of the said premises shall use by sharing with other Allottees / Occupants in the said building including entrance canopy and lobby, stilt area, atrium, corridors and passages, common toilets, area of cooling towers, security / fire control room(s), lift shafts, all electrical shafts, D.G. shafts, AC shafts, pressurisation shafts, plumbing and fire shafts on all floors and rooms, staircases, mumties, refuge areas, lift machine rooms, water tanks, electric substation and transformers. In addition entire services area in basement including but not limited to D.G. set rooms, AC plant room underground water and other storage tanks, pump rooms, maintenance and service rooms, fan rooms and circulation areas etc. shall be counted towards common area.

Super built up area of offices provided with attached exclusive open terrace(s) shall also include half the area of such terrace(s).

ANNEXURE – V

STATEMENT OF RENT, INTEREST FREE SECURITY DEPOSIT, INTEREST FREE MAINTENANCE SECURITY DEPOSIT & CAR PARKING CHARGES PAYABLE BY THE LESSEE TO THE LESSOR DURING THE PERIOD OF THE LEASE AT A PORTION OF 12TH FLOOR, TOWER C, DLF BUILDING NO. 10, DLF CYBER CITY, GURGAON.

BEGINNING FROM	ENDING ON	AREA (in Sq.ft.)	Rent (Rs per sq.ft. per mth)	MONTHLY RENT PAYMENT OF THE SUPER BUILT-UP AREA	INTEREST FREE SECURITY (IN RS) EQUIVALENT TO 06 MONTHS PREVAILING RENT	CAR PARKING		INTEREST FREE MAINTENANCE SECURITY CALCULATED @ Rs 12.50/- PER SQ. FT. PER MONTH FOR A PERIOD OF 6(SIX) MONTHS
						15 (FIFTEEN) Nos. Of Car PARKING @ Rs. 3,000/- PER CAR PARK PER MONTH	ADDITIONAL NO. OF CAR PARKING @ RS. 5,000 /- /- PER CAR PARK PER MONTH
15.05.2011	14.05.2014	14,600	61.00	8,90,600.00	53,43,600.00	45,000.00	Nil	10,95,000.00

NOTE:	Rest all terms as per the Lease Deed shall be applicable.

ANNEXURE VI

MONTHLY MAINTENANCE AND SERVICE EXPENDITURE (INDICATIVE)

A.	The expected monthly maintenance and service expenditure shall be 1.20 times the sum total of the following expenditure calculated on sq.ft. of Super Built – up area basis and shall be charged every month. The expenditure shall include but shall not be limited to the following:

1.	Annual maintenance contracts, Service contract expenditure including taxes & statutory levies as applicable, lease rental and other charges for operation and maintenance of all electro-mechanical equipments and all other equipment installed and to be additionally installed by THE LESSOR/maintenance agency.

2.	Cost of water for all purposes.

3.	Cost of electricity for central air-conditioning and all services provided including in the parking, common and external areas.

4.	Cost of maintenance of landscaped areas, compound wall, tube well, electrification sewerage, roads and paths and any other services within the boundary of the said plot.

5.	Cost of maintenance, cleaning, painting and necessary replacements of a revenue nature in common areas including cost of maintenance of basements and common services therein.

6.	Cost of security services.

7.	Cost of administrative staff, maintenance staff of the building and the manager directly related to the maintenance of the building.

8.	Cost of all consumables for all services in common areas.

9.	Annual fees of various authorities.

10.	Cost of diesel and lubricants etc. for DG sets and cost of gas and lubricants etc. for gas generators and air conditioning systems etc.

11.	Cost of all replacements / refurnishing of parts of various equipments used in maintenance services.

12.	Cost of augmentation/upgradations/replacement/deployment of existing and additional security/fire/other electromechanical systems acquired through leasing/ amortization/ rental basis.

13.	Cost of expenses incurred on infrastructure in and around the said Building.

14.	Cost of insurance of Building and fitouts when fitted out space is provided.

15.	Township maintenance charges till the services of the colony are handed over to a local body or authority.

16.	Depreciation / sinking fund /lease rentals of all electro-mechanical equipments, including but not limited to chillers, D.G. Sets and lifts.

17.	Maintenance Charges for Car/ Two Wheeler Parking Spaces

B.	Cost of exclusive services, if any, provided to the occupant shall be extra.

C.	Service Tax and other taxes, as applicable, shall be additional.

ANNEXURE – VII

CAR /TWO WHELER PARKING SPACES EARMARKED FOR USE BY THE LESSEE

Number of car /two wheeler parking spaces earmarked in the basement/stilt/ surface/mechanical car/two wheeler parking spaces for use by THE LESSEE

15 (Fifteen) Numbers

ANNEXURE VIII

TENTATIVE SPECIFICATIONS FOR COMMERCIAL BUILDINGS AT BLOCK C, BUILDING NO. 10. DLF CYBER CITY, GURGAON

STRUCTURE	RCC framed structure

Finishes

External Facade	Combination of Clear Float Glass and/or Reflective floats glass with Granite / Metal Cladding / Exterior paint / any other.

Atrium, Lift Lobbies Floors & Walls	Combination of Indian marbles and / or granites.

Main staircase(s) / Fire Escape staircase(s)	Terrazzo / Kota Stone / Good concrete.

Elevators	High Speed Passenger Elevators. Service Elevator.

Parking	Stilt/Surface/Basements/Mechanical

Amenities	Centrally Air Conditioned Building – Provision for office area Air Conditioning provided upto AHU on each floor. The internal distribution system of Air Conditioning shall be sole responsibility of the tenant.

Power Back up	100% power back-up including power back up for AC system also.

Fire Fighting	Sprinkler and fire detection system will be provided in the basement area and common area only as per NBC. For fire fighting & sprinkler services in Office area, provisions will be made upto service shaft on each floor.

Wash room	Gents / Ladies Toilet on each floor as per statutory norms, CI/GI piping will be provided, but no CP fittings, Fixtures Wall / Floor finishes. Door & shutters will be provided.

Electricity/Telephone	Provision on each floor up to the shaft. Connections have to be arranged by respective owners/users. No Electric conduits or wiring shall be provided in the slab.

NOTE:

A.	Materials specially the imported ones are subject to availability as per prevalent policies of Govt. of India.

B.	Wherever larger floor heights are provided due to architectural reasons, from the viewpoint of air conditioning load, the height of false ceiling to be done by the Occupants shall not exceed 3 mtrs. from the finished floor level.

C.	The above-mentioned specifications are for common area only. The office area will be in “BARE SHELL” condition only i.e. cement flooring, no plaster on concrete columns, walls or ceiling except on brick walls wherever provided. All fittings, A C. Ducts, Electrical distribution and Fire Fighting etc. shall be the sole responsibility of the Occupants.

D.	Plumbing provision for extra toilets may be provided at one / two different locations

E.	The above specifications are tentative and are subject to change at the sole discretion of THE LESSOR

ANNEXURE IX

HANDOVER OF DEMISED PREMISES FOR OCCUPATION

1.	Gas Generators, DG and Chillers shall be commissioned for servicing the Demised Premises when THE LESSEE has completed their scope of work for the low side before the integration with THE LESSOR high side services can be done. The services will be provided/ connected within three working days of THE LESSEE’s request after THE LESSEE has completed their scope of work including interiors.

2.	The said Premises shall be operational along with all high side services commissioned such as air-conditioning, power back-up, DG supply, treated water supply, safe access route till the respective floors, parking space to start operations.

3.	Lift facility will be available one day before THE LESSEE starts operations, when advised by THE LESSEE.

4.	THE LESSEE to discuss and finalize all connectivity issues relating to telephone service provider with the service provider. Cables of Telephone Service Provider shall be terminated to the basement of the building.

5.	THE LESSOR shall not provide any storage space to THE LESSEE in the basements of the said Building.

ANNEXURE X

THE LESSEE’S RESPONSIBILITY DURING INTERIOR FITOUTS WORK. ADDITIONS/ MODIFICATIONS/ ALTERATIONS OF INTERIOR WORKS (REFERRED HEREINAFTER AS INTERIOR WORKS) AND DURING THE LEASE TENURE / LEASE RENEWAL TENURE AND DURING OPERATIONS

THE LESSOR has provided the fire detection systems as elaborated in Part B. These systems are as per NBC norm.

A	THE LESSEE will be responsible to ensure the following elaborated under different sub heads

(I)	FIRE DETECTION & FIRE FIGHTING

1.	The existing sprinkler systems provided is not to be isolated or closed at any point of time during interior works.

(a)	For providing sprinklers below false ceiling a separate network of sprinklers to be installed.

(b)	Before starting the interior/fitout works, THE LESSEE will also check for themselves that the sprinkler systems are in working condition.

(c)	Upon completion of False Ceiling, the sprinkler below false ceiling is to be charged. Only upon charging the sprinklers below false ceiling THE LESSEE can do other interior works and can bring in the carpets / furniture / modular workstations/ chairs / wood for partitions etc. into the premises for installation.

2.	Fire detection, alarm systems and fire fighting systems must not be closed or isolated during the period when interior works are carried out or during the lease period or lease renewal period.

2(a)	As and when there is Puja/ Havan in THE LESSEE’s Premises the Building Manager to take proper action for alarm system so that other occupants are not disturbed. THE LESSEE shall send prior notice for the Puja/ Havan including the essential details like time, date and the venue to the Building Manager.

3.	Before start of Interior works THE LESSEE to ensure 4 nos. Fire Extinguishers, 4 Nos. Sand buckets & 4 nos. Water buckets are placed at different locations on each floor of the premises when THE LESSEE is starting the interiors.

4.	Before doing any welding works, THE LESSEE to obtain hot works permit and ensure that the site is clear, no paper/wood pieces/or any other combustible material is around and adequate standby fire-fighting mechanism in place, which includes at least 2 nos of fire extinguishers, 1 nos of sand buckets, 1 nos of water bucket etc are in place. Once the welding is completed, the site to be re-inspected for any welding spark.

5.	No gas of any kind to be used for welding purposes. Only arc/electrical welding to be used.

6.	Zonal fire detection panels are provided on all floors. THE LESSEE to ensure that at any point of time there would be some smoke detectors spread over the Said Premises operational and connected to the Zonal panel.

7.	During interior works, THE LESSEE to ensure proper signages and fire escape routes are prominently displayed inside their premises.

8.	Security Guards professionally trained in fire fighting systems to be deployed on each floor during all shifts round the clock. They should be capable of handling the fire-fighting equipments provided on the floors such as fire hydrants etc.

9.	The entire building is a no smoking zone. THE LESSEE to ensure that even during interior works no person smokes inside the building. Match Boxes & Cigarette Lighters are not allowed at site in the building.

10.	No items of any nature to be stored in Electrical Control / Panel Room. A stray electrical spark may result in such items catching fire; moreover, presence of such items may impede access to Control Panel in times of emergency.

11.	Use/storage of cooking gas / cooking gas cylinders in the Demised Premises is not allowed.

12.	THE LESSEE’s Security Personnel should not remain inside the offices after they have been closed for the day. Unauthorised smoking by such staff can also contribute to major fire. After closing hours, your Security/Guard be stationed outside the office (and not within), and the interiors of the offices can be monitored by then over closed circuit video cameras.

(II)	ELECTRICAL & MECHANICAL

13.	For the operational usage THE LESSOR has provided the electrical tap-off in electrical room alongwith sub-meters installed for supply of power from grid/supplying agency and back-up power. THE LESSEE to tap-off electricity through proper distribution panel / board properly earthed. The distribution of electricity inside the premises during the interior works shall be responsibility of THE LESSEE.

14.	All electrical installation shall be carried by authorised licensed contractor and THE LESSEE shall submit installation test certificate issued by same contractor and certificate of verification of these installation by a reputed electrical consultant.

15.	During interior works Electrical supply for fitout to be given through portable DG/Building DG (if installed). In case power for fitouts is provided through temporary portable DG installed outside, THE LESSEE will have to take the tapping though a cable of suitable rating from outside the building. Lessee to take the electricity in a proper panel/fitted with MCB & ELCB with proper earthing. Cable of proper rating to be used as per load. No loose connection & joints in wires will be allowed. During interior works while using drilling/hammering machine or any other electrical equipment, THE LESSEE shall ensure that proper 3 pin plugs are used. No over loading of socket will be allowed.

16.	All outgoing feeders single phase & 3 phase in Panels & DBs outlets shall be suitable of individual equipment rating and out going feeders must have a protection arrangement so that it should trip in the event of overload, short circuit & earth fault.

17.	All material to be used should be of IS Standard & from reputed manufacturer. No sub standard material to be used.

18.	No aluminum cable to be used. Only copper cables of ISI make to be used. Up to 16 sq mm, copper cable of ISI make to be used. Rest above shall be Aluminum Cable.

19.	Under no circumstances during interiors / operations should the safety system in the circuit / MCB / ELCB be bypassed. THE LESSOR to ensure that this is adhered to under all circumstances.

20.	Only CFL & tubes with electronic chokes to be used. No Aluminum / Copper chokes to be used.

21.	Compressors of Split AC/ Precision AC shall be serviced regularly to avoid overheating / jamming of compressor / fan motor. Stabilizer sockets to be checked regularly for heating.

22.	Supply from one socket to be used for one source only and 3 wire cable to be used rather than 3 different cables. No overloading of sockets.

23.	Balancing of load should be proper in all 3 phases.

24.	Coffee machine / water cooler/ oven and any other Electrical appliances should be properly earthed and to be used with a proper rating of cable through ELCB.

25.	For power output 15 amp plug; for lighting 5 amp plug and for AC industrial sockets to be used.

26.	Small step down transformer on false ceiling for lighting to be properly secured.

27.	No PVC pipes to be used for Electrical wiring, only MS pipes to be used.

28.	Electrical panel wiring to be properly dressed and the gap between the phases to be proper.

29.	CT provided in the electrical panel should be of proper size and should have a proper gap between the space and CT to be checked for any heating/ cracking.

30.	One circuit should not have more than eight light point or two power points.

31.	For neon signages transformer should be placed outside safe place or LED signages to be used.

32.	THE LESSEE to ensure that the electro-mechanical systems installed in the Said Premises is properly maintained during their interior works and at the time of operations. THE LESSEE to also ensure that no fire spreads from the premises.

33.	THE LESSEE to have the audit of their entire Electrical systems done on a bi-annual basis by a reputed Electrical consultant and provide a certificate certifying that all THE LESSEE’s installations including insulation resistance are in good and safe working condition and does not have any possibility of short circuit and becoming a fire source. To be submitted to the facility manager on bi-annual basis.

34.	THE LESSEE to have the audit of their entire HVAC systems done on a bi-annual basis by a reputed HVAC consultant and provide a certificate certifying that all THE LESSEE’s installations are in good and safe working condition and does not have any possibility of short circuit and becoming a fire source. To be submitted to the facility manager on bi-annual basis.

(III)	DRAWINGS & SPECIFICATIONS

35.	THE LESSEE shall ensure that the fitout works is done as per the drawings approved by THE LESSOR’s architect. No deviation will be allowed.

36.	THE LESSEE to use fire retardant material in the design of their interior works.

37.	While designing of interior works, it should be kept in mind that the access to the fire hydrants is not restricted in any way.

38.	For flushing of water closets only cisterns/concealed cisterns are to be used. No flushing valves to be installed.

39.	THE LESSEE to install automatic gas flooding Fire Extinguishing System, FM 200 or equivalent, in case THE LESSEE wants to remove the sprinkler system in the Server Room. The FM 200 will not be kept on manual mode under any circumstances.

(IV)	WORK PROCEDURE

40.	THE LESSEE shall ensure that no structural damage takes place.

41.	Every day, on completion of work, THE LESSEE shall ensure that the site is cleaned all combustible & non-combustible scrap including any wood/paper/lose paint /any other material/scrap is remove from the premises.

42.	THE LESSEE shall ensure that the malba/scrap is disposed out of site every day.

43.	THE LESSEE shall ensure that the stair cases are not blocked with interior fitout material.

44.	No material shall be stocked in the lift lobby area.

45.	THE LESSEE shall not store paint and other combustible material at Demised Premises. The material may be brought onto the floor for interior finishing as and when it is required.

46.	No storage of any material / records in basement, is allowed as it obstructs free movement. However, for a limited period of 10 days during interior works THE LESSEE with the permission of the facility manager can use this earmarked car/two wheeler parking space as temporary storage for fixture/furniture which is in the process of being installed. The same must be barricaded by THE LESSEE and THE LESSEE must depute a security guard for the same. THE LESSEE must install a Fire Fighting system such as extinguishers, sand buckets & water buckets to the satisfaction of the facility manager for this temporary storage area. This furniture/fixture will be allowed to be brought only 7 days in advance of installation. The storage area must be cleared by THE LESSEE immediately after shifting the material in their premises. In case the interiors are getting delayed beyond the targeted date, THE LESSEE will clear the temporary store immediately and shift all material in their premises. When the material is shifted on the floor the packing / covering to be removed the same day and all packing / covering material to be shifted out of the premises and the building on the same day.

47.	During THE LESSEE’s office hours, no noisy interior works such as drilling, hammering, cutting, chiseling etc is to be carried out by THE LESSEE. The same can be done after THE LESSEE’s office hours. However, works other than the above can be carried on which cause no disturbance to the occupied floors.

(V)	OTHER REQUIREMENTS

48.	No Parking of CNG / LPG powered cars in basements as the chances of occurrence of fire / explosion in such vehicles are very high.

49.	Working Norms for Interior Works

(a)	In New Building where no client is operational the interior works can be done on 24 hrs. basis.

(b)	In a multi-tenanted building as soon as any client completes their interior works and becomes operational; no noisy works to be done during office hours.

(c)	Noisy works such as drilling, hammering, cutting, chiseling etc. to be carrying out by THE LESSEE after THE LESSEE’s office hours.

50.	That before any machinery, equipment, safe or furniture, etc. is moved into or out of the Demised Premises, due approval in writing must be taken by THE LESSEE from the Building Manager or other authorized personnel appointed by THE LESSOR, in the absence of which the movement thereof will not be permitted by THE LESSOR, provided, however, such movement will be allowed during THE LESSEE’s business hours only.

51.	Lifts/ elevators/ escalators of reputed makes have been provided in the said Building/ Building Complex.

THE LESSEE should educate its employees, visitors and customers with regard to the DO’s and DONT’s of the safe usage of these items. These are self operating lifts/elevators/ escalators. Do’s and Don’ts as recommended by the suppliers are as displayed therein.

The maintenance of these items is done by giving AMC’s to suppliers/ third parties. In the event of any mishap occurring, THE LESSOR or its employees shall not be held responsible for any consequences arising from usage of these items.

B	The following fire-detection and alarm system are provided as per NBC norms inside the premises:

Fire Detection & Alarm System:

1.	Main control / Alarm panel located in security room connected with the floor-wise zonal panel located near the staircase.

2.	The Smoke / Heat Detectors installed by the floor occupant are connected to the zonal panels located on the floors.

3.	The main panel has inbuilt zone-wise fire detector and automatic alarm on all floors, through an amplifier.

4.	All AHUs and other ventilation / pressurization systems are operationally hooked-up with fire alarm / detection system.

Fire Fighting System

The following fire fighting systems are provided along with:

•	Fire Pumps (Hydrants & sprinkler)

•	Jockey pumps

•	Diesel Driven engine pump

•	Fire Hydrants

•	Hose reels

•	Fire extinguishers in common areas

•	Sprinkler systems

•	Public address and Alarm System

•	Automatic / manual Fire Alarm system

The Fire Hydrant systems comprises of internal fire hydrant system available on all the floors and the external hydrant system around the building.

Sprinkler system is provided in basement, Lift lobby and service area and office areas as per NBC norms.

ANNEXURE XI (a)

CHARGES FOR USAGE OF POWER IN THE DEMISED PREMISES

a)	Usage of power during interior fitouts:

i)	To the extent grid power is available and used – To be charged as per applicable grid rates

ii)	For supply of power from back up sources – To be charged at Cost + 20%

iii)	When power taken from Utilities company is used – To be charged at Cost + 20%

b)	Usage of power during lease tenure

i)	If grid power is available and used – To be charged as per applicable grid rates

ii)	For supply of power from back up sources – To be charged at Cost + 20%

iii)	When power taken from Utilities company is used – To be charged at Cost + 20%

For power used for common areas from any source, along with other expenditure like security, housekeeping etc, the total cost of above is charged in the overall maintenance charges at Cost + 20%.

ANNEXURE XI (b)

MAINTENANCE CHARGES

The maintenance charges for the Demised Premises shall be calculated at actual cost + 20% payable from the Lease Commencement Date/Date of Occupation.

The estimated maintenance charges as on 1.4.2008 subject to increase in prices of diesel, gas and petroleum products, electricity rates, taxes, wages and salaries during the lease tenure/ renewed lease tenure are as below:

For THE LESSEE’s office hours (8 am to 9 pm on Weekdays except Saturdays, Sundays, Public and National Holidays): Rs 12.50/- psf per month

For 24*7 operations (except Public and National Holidays) is Rs 25/- psf per month

For working beyond THE LESSEE’s office hours (provided it is a full floor): Rs 0.15/- per sq. ft. per hour on the super built up area of the full floor even if the area of Demised Premises is less than the full floor area or per hour for the Demised Premises to be intimated by the Building Manager when required.

Note:	In the event the building is already operational and THE LESSEE is carrying out the fit out works but does not utilize the central air conditioning for the Demised Premises during the fitout period; maintenance will be charged at 50% of the normal maintenance charges as mentioned above.

ANNEXURE XII

(APPLICABLE IN CASE THE LESSEE MERGES OR AMALGAMATES AFTER THE

LEASE DEED IS SIGNED)

TO BE GIVEN BY TRANSFEREE COMPANY

UNDERTAKING

TO,

DLF

Ref: Lease Deed dated -

I,                     , the authorized representative, vide Board resolution/Power of attorney dated                    (Copy enclosed),                     , do hereby declare that

1.	We are fully aware with the Lease Deed dated executed between M/s DLF and M/s contents thereof.

2.	We are fully aware with the terms and conditions of the abovementioned Lease Deed. We are aware that as per the terms and conditions of the aforementioned Lease Deed, in case of merger/consolidation or amalgamation of THE LESSEE with any other entity, a fresh Lease Deed shall be executed between THE LESSOR and the other entity as provided in clause - of the Annexure I of the abovesaid Lease Deed.

3.	We undertake that as per the provisions of the Lease Deed we shall execute a fresh lease deed on same terms and conditions within 30 days of passing of the order by the Court approving the scheme of merger.

4.	We are aware that we will step into the shoes of and that our liability to make payments of rental and other charges as per the Lease Deed shall commence from the date of passing of the final order approving the merger. Till then the payments of rent and other charges payable under the Lease Deed shall be borne and paid regularly by M/s. .

5.	We unequivocally agree, confirm and acknowledge to THE LESSOR that we shall be responsible for enforcement/compliance of all the terms and conditions of the Lease Deed and that we bind ourselves with the terms and conditions of the aforementioned Lease Deed and we shall also be liable for breach/non-compliance of the terms and conditions as per the Lease Deed dated .

(Authorised Signatory)

Confirmed by:
( )
LESSEE

ANNEXURE – XIII (a)

ELECTRONIC CLEARING SYSTEM ACTIVATION FORM

1	Name of the Vendor :	DLF Cyber City Developers Ltd.

2	Contact person :	Mr. S.K. Jagga

3	Designation :	Sr. Manager

4	Address :	DLF Services Limited, Lower Ground Floor, Tower A, DLF Building No. 10, DLF Cyber City, Phase – II, Gurgaon

5	Mobile No :	9811692288

6	Contact No :	-

7	Email ID	jagga-sunil@dlf.in

8	Fax :	-

9	Bank Name :	State Bank of India

10	Sank Address :	State Bank of India, Jawahar Vyapar Bhawan, 15th Floor, 1, Tolstoy Marg, New Delhi 110 001

11	Account No. :	30751818825

12	NEFT Code :	SBIN0009601

13	RTGS Code :	SBIN0009601

14	Swift Code * :	-

Note:

•	THE LESSEE to check with concerned bank for NEFT / RTGS / SWIFT Codes.

•	Swift Code is required in case THE LESSEE has an account with HSBC bank.

•	Bill-wise details against NEFT payments by mail.

ANNEXURE – XIII (b)

ELECTRONIC CLEARING SYSTEM ACTIVATION FORM

1	Name of the Vendor :	DLF Utilities Limited

2	Contact person :	S K Garg/ Vishwa Prakash

3	Designation :	Sr. Manager/ Sr. Officer (Accounts)

4	Address :	-

5	Mobile No :	-

6	Contact No:	-

7	Email ID :	Garg-sk@dlf.in / prakash-vishwa@dlf.in

8	Fax :

9	Bank Name :	HDFC Bank Limited

10	Bank Address :	DLF Shopping Mall, Arjun Marg, DLF City Phase-1, Gurgaon – 122002

11	Account No. :	00442320002239

12	Permanent Account Number	AACCD6766H

13	Tax Account Number	-

14	NEFT Code :	HDFC0000044

15	RTGS Code :	HDFC0000044

16	Swift Code * :	-

Note:

•	THE LESSEE to check with concerned bank for NEFT / RTGS / SWIFT Codes.

•	Swift Code is required in case THE LESSEE has an account with HSBC bank.

•	Bill-wise details against NEFT/RTGS payments by mail.

45